UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AVALON GLOBOCARE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

avalon globocare corp.
4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(732) 780-4400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2026

To the Stockholders of Avalon GloboCare Corp.:

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Avalon GloboCare Corp., a Delaware corporation (the “Company,” “we,” “us,” or “our”), will be held on June 9, at 9:00 a.m. Eastern Time. The 2026 Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/ALBT2026.

In addition to voting by submitting your proxy prior to the 2026 Annual Meeting, you also will be able to vote your shares electronically during the 2026 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2026 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect members of the Company’s board of directors (the “Board”) to serve for a one-year term to expire at the 2027 annual meeting of stockholders;

2.	To ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve the Avalon GloboCare Corp. 2026 Stock Incentive Plan (the “2026 Plan”);

4.	To approve, on an advisory basis, the 2025 compensation of our named executive officer (Say-on-Pay);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of Series A-1 warrants to purchase up to 6,372,550 shares of common stock (the “Series A-1 Warrants”), (ii) the issuance of Series A-2 warrants to purchase up to 6,372,550 shares of common stock (the “Series A-2 Warrants” and together with the Series A-1 Warrants, the “Warrants”), (iii) the issuance of warrants (the “Placement Agent Warrants”) to purchase up to 318,628 shares of common stock issued to H.C. Wainwright & Co., LLC (the “Placement Agent”) and (iv) the shares of common stock issuable upon the exercise of the Warrants and the Placement Agent Warrants all issued in connection with our private placement that closed on February 27, 2026;

6.	To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our Certificate of Incorporation and before June 9, 2027 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

7.	To transact such other business as may properly be brought before the 2026 Annual Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote: “FOR” the election of our Board’s director nominees (Proposal 1); “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); “FOR” the approval of the 2026 Plan (Proposal 3); “FOR” the approval, on an advisory basis, of the 2025 compensation of our named executive officers disclosed in this proxy statement (Proposal 4); “FOR” approval of the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise thereof issued in connection with our private placement that closed on February 27, 2026 (Proposal 5); and “FOR” the Reverse Stock Split Proposal (Proposal 6).

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about 15, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on April 15, 2026, the Record Date for the 2026 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the 2026 Annual Meeting at www.virtualshareholdermeeting.com/ALBT2026.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The 2026 Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The 2026 Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ALBT2026 and entering your 16-digit control number (included on the Notice mailed to you).

Whether or not you plan to attend the 2026 Annual Meeting virtually, we urge you to take the time to vote your shares.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-410-4009

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Freehold, New Jersey	By order of the Board of Directors,

April 17, 2026	/s/ Wenzhao Lu
Wenzhao “Daniel” Lu
Chairman of the Board of Directors

avalon globocare corp.
4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(732) 780-4400

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026

Annual MEETING TO BE HELD ON JUNE 9, 2026

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email to sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, NJ 07728.

The board of directors (“Board” or “Board of Directors”) of Avalon GloboCare Corp. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2026 annual meeting of stockholders (the “2026 Annual Meeting” or “Annual Meeting”). The 2026 Annual Meeting will be held on June 9, 2026 at 9:00 a.m. Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/ALBT2026.

On or about April 15, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and the 2025 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held virtually on June 9, 2026, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/ALBT2026. Information on how to vote at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on April 15, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 8,323,609 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are six matters scheduled for a vote:

1.	To elect members of the Company’s board of directors (the “Board”) to serve for a one-year term to expire at the 2027 annual meeting of stockholders;

2.	To ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve the Avalon GloboCare Corp. 2026 Stock Incentive Plan (the “2026 Plan”);

4.	To approve, on an advisory basis, the 2025 compensation of our named executive officer (Say-on-Pay);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), (i) the issuance of Series A-1 warrants to purchase up to 6,372,550 shares of common stock (the “Series A-1 Warrants”), (ii) the issuance of Series A-2 warrants to purchase up to 6,372,550 shares of common stock (the “Series A-2 Warrants” and together with the Series A-1 Warrants, the “Warrants”), (iii) the issuance of warrants (the “Placement Agent Warrants”) to purchase up to 318,628 shares of common stock issued to H.C. Wainwright & Co., LLC (the “Placement Agent”) and (iv) the shares of common stock issuable upon the exercise of the Warrants and the Placement Agent Warrants all issued in connection with our private placement that closed on February 27, 2026;

6.	To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our amended and restated certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our Certificate of Incorporation and before June 9, 2027 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with her best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

2.	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

3.	Vote by phone by calling 1-800-690-6903; or

4.	Vote online at the 2026 Annual Meeting at www.virtualshareholdermeeting.com/ALBT2026.

Beneficial Owners of Shares Held in Street Name

If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2026 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2026 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when holders of one-third of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 2,774,538 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If a quorum is not present at the time appointed for the Meeting, the presiding officer may adjourn the Meeting to another time and place.

How Will my Shares be Voted if I Give No Specific Instruction?

With regard to shares that are not held in street name, shares must be voted as a stockholder has instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote its shares on its behalf, they will be voted as follows:

1.	“FOR” the election of each of the four director nominees to our Board of Directors to serve for a one-year term to expire at the 2027 annual meeting of stockholders;

2.	“FOR” the ratification of the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.	“FOR” the approval of the 2026 Plan;

4.	“FOR” the approval, on an advisory basis, of the 2025 compensation of our named executive officers disclosed in this proxy statement;

5.	“FOR” approval of the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise thereof issued in connection with our private placement that closed on February 27, 2026; and

6.	“FOR” the Reverse Stock Split Proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxy.

If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. Please see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” and “WITHHOLD” and broker non-votes; and with respect to proposals 2, 3, 4, 5 and 6 votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered to be entitled to vote at the Annual Meeting, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on (i) the election of directors, (ii) the 2026 Plan, (iii) approval, on an advisory basis, of the 2025 compensation of our named executive officers; and (iv) approval for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise thereof issued in connection with our private placement that closed on February 27, 2026, if they have not received instructions from the beneficial owners. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Our Amended and Restated Bylaws, as amended (“Bylaws”), provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereon vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four director nominees to our Board of Directors	Plurality of the votes cast (the four directors nominees receiving the most “FOR” votes).

Ratification of the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026	A majority of the votes cast at the Annual Meeting.

Approval of the 2026 Plan	A majority of the votes cast at the Annual Meeting.

Approval, on an advisory basis, of the 2025 compensation of our named executive officers (Say-on-Pay)	A majority of the votes cast at the Annual Meeting.

Approval of the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise thereof issued in connection with our private placement that closed on February 27, 2026	A majority of the votes cast at the Annual Meeting.

Approval of the Reverse Stock Split Proposal	A majority of the votes cast at the Annual Meeting.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for,” or “withhold” as to each nominee. With regard to proposals 2, 3, 4, 5 and 6 , you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of Avalon GloboCare Corp., by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, NJ 07728. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Furthermore, we have retained Campaign Management as our proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting at an approximate cost of $12,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2027 Annual Meeting?

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 annual meeting of stockholders (“2027 Annual Meeting of Stockholders”) in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than December 17, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the annual meeting together with supporting documentation as well as be present at such meeting, either in person or by representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than March 11, 2027 and no earlier than February 9, 2027; provided, however, that in the event the annual meeting is scheduled to be held more than 30 days before the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”) or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting; and (ii) the 10th day following the day on which such public announcement of the date of such annual meeting is first made by us. Any such nomination or proposal shall be mailed to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2027 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary, no later than April 10, 2027. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Our directors have an interest in Proposal 1 (election of directors). In addition, our officers and directors may be the recipient of future awards under the 2026 Plan and, as such, have an interest in Proposal 3 (the Plan adoption. Our named executive officers have an interest in Proposal 4 (Say-on-Pay). None of our directors or executive officers have any substantial interest, directly or indirectly, in Proposal 6 (Reverse Stock Split Proposal) except to the extent of their ownership of shares of our common stock and/or securities exercisable for or convertible into shares of our common stock, which shares and securities would be subject to the same proportionate adjustment based on the reverse stock split ratio approved by the Board as all other issued shares of our common stock and securities exercisable for or convertible into shares of our common stock. Directors and executive officers of the Company do not have any interest in Proposal 2 (auditor ratification) and Proposal 5 (approval of the issuance of the Warrants, Placement Agent Warrants and shares of common stock issuable upon exercise thereof).

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of four directors, and their terms will expire at the 2027 Annual Meeting. Directors are elected at the annual meeting of stockholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Wenzhao “Daniel” Lu, Lourdes Felix, Steven A. Sanders and Michael Mathews have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2026 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2027 Annual Meeting and until his/her successor is duly elected and qualified or until the earlier of their resignation or removal.

Under our Bylaws, a plurality of the votes cast at the 2026 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR or WITHHOLD with respect to each director nominee. Accordingly, for Proposal No. 1, the four nominees receiving the highest number of votes cast for the number of positions to be filled are elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the four nominees named below.

If no contrary indication is made, with the potential exception of proxies submitted for shares held in street name, proxies will be voted “FOR” Wenzhao “Daniel” Lu, Lourdes Felix, Steven A. Sanders and Michael Mathews  or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the stockholders vote “FOR” the election of all of our director nominees at the 2026 Annual Meeting.

Nominees for Election to the Board

Nominee	Age as of the Record Date	Position(s)
Wenzhao “Daniel” Lu	68	Chairman of the Board of Directors
Lourdes Felix	58	Director
Steven A. Sanders	80	Lead Independent Director
Michael Mathews	64	Director

Nominees for Election to the Board for a Term Expiring at the 2027 Annual Meeting of Stockholders

Wenzhao “Daniel” Lu. Mr. Lu has served as our Chairman of the Board since October 10, 2016. He is a seasoned healthcare entrepreneur with extensive operational knowledge and experience in the U.S. and Asia. He served as chairman of the board of directors of the Daopei Medical Group (“DPMG”) from 2010 to 2021. Under his leadership, DPMG operated three top-ranked private hospitals (located in Beijing and Hebei), specialty hematology laboratories, and a hematology research institute, with more than 100 partnering and collaborating hospitals in China. DPMG was founded by Professor Daopei Lu, a renowned hematologist pioneering in hematopoietic stem cell transplant and a member of the Academy of Engineering in China. Mr. Lu received a Bachelor of Arts from Temple University Tyler School of Arts in 1988 and subsequently worked as senior Art Director at Ogilvy & Mather Advertising Company. In 2009, prior to joining DPMG, Mr. Lu served as Chief Operating Officer of BioTime Asia Limited, a subsidiary of BioTime, Inc. (NYSE American: BTX). We believe Mr. Lu is qualified to serve as a director because of his extensive operational knowledge of, and executive level management experience in, the healthcare industry.

Lourdes Felix. Ms. Felix has served as a member of the Board since January 9, 2023. Ms. Felix is an entrepreneur and corporate finance executive with 30 years of combined experience in capital markets, public accounting and in the private sector. She presently serves as Chief Executive Officer, Chief Financial Officer, and a member of the board of directors of BioCorRx, Inc., a company focused on addiction treatment solutions and related disorders. She has been with BioCorRx, Inc. since October 2012. Ms. Felix is one of the founders and President of BioCorRx Pharmaceuticals Inc., a majority owned subsidiary of BioCorRx, Inc. Prior to joining BioCorRx, Inc., her experience was in the private sector and public accounting. Ms. Felix has expertise in finance, accounting, company-wide operations, budgeting, and internal control principles including GAAP, SEC, and SOX Compliance. She has thorough knowledge of federal and state regulations and has successfully managed and produced SEC regulatory filings. She also has extensive experience in developing and managing financial operations. Ms. Felix holds a Bachelor of Science degree in Accounting from the University of Phoenix. She continued her education and is an MBA candidate at D’Amore-McKim School of Business, Northeastern University. Ms. Felix is qualified to serve as a director because of her extensive investment and executive level management experience.

Steven A. Sanders. Mr. Sanders has served as a member of the Board since July 30, 2018 and was appointed as our lead independent director effective as of February 24, 2026. Since January 2017, Mr. Sanders has been Of Counsel to the law firm of Ortoli Rosenstadt LLP. From July 2007 until January 2017, Mr. Sanders was a Senior Partner at Ortoli Rosenstadt LLP. From January 1, 2004 until June 30, 2007, he was Of Counsel to the law firm of Rubin, Bailin, Ortoli, LLP. From January 1, 2001 to December 31, 2003, he was Counsel at the law firm of Spitzer & Feldman PC. Mr. Sanders also serves as a member of the board of directors of Blueport Acquisition Ltd (Nasdaq: BPAC) and Helijet International, Inc. From March 2018 to January 2024, he also served as a director of ElectraMeccanica Vehicles Corp., previously a Nasdaq-listed company. Additionally, since October 2013, he has been a member of the board of directors at the American Academy of Dramatic Arts, and, since February 2015, has been a member of the board of directors of the Bay Street Theater. Mr. Sanders received his JD from Cornell University and his BBA from The City College of New York. We believe Mr. Sanders is qualified to serve as a director because of his corporate, securities and international law experience, including working with companies in the life sciences industry.

Michael Mathews. Michael Mathews has served as a member of the Board since December 2025. Mr. Mathews has served as Chairman and Chief Executive Officer of Aspen Group, Inc. (OTCQB: ASPU) since March 2012. He served as Chief Executive Officer of Interclick, Inc. (Nasdaq: ICLK) from August 2007 until January 2011. Mr. Mathews also served as a Director of Interclick from June 2007 until it was acquired by Yahoo, Inc. (Nasdaq: YHOO) in December 2011. From 2004 to 2007, Mr. Mathews served as the senior vice-president of marketing and publisher services for World Avenue U.S.A., LLC, an Internet promotional marketing company. We believe Mr. Mathews is qualified to serve as a director due to his track record of success in managing early stage and growing businesses, his extensive knowledge of the artificial intelligence, internet services, and AdTech industries and his knowledge of running and serving on the boards of public companies.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Arrangements Between Officers and Directors

Except as set forth herein, to our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or director was selected to serve as an officer or director.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted.

We will provide copies of our corporate governance documents, free of charge, to any upon written request to Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, NJ 07728, Attn: Corporate Secretary.

Board Composition

Our Board is currently composed of four directors: Wenzhao “Daniel” Lu, Lourdes Felix, Steven A. Sanders, and Michael Mathews. On November 12, 2025, Dr. Jin notified us of his intent to resign as our Chief Executive Officer and as a director, effective November 30, 2025, as a result of a personal health issue. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. On February 24, 2026, each of William B. Stilley III, Wilbert J. Tauzin II, and Tevi Troy resigned from the Board of Directors and from all Board committees on which they respectively served, effective as of February 24, 2026.

Our priority in selection of Board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.

Director Independence

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Under Nasdaq rules, independent directors must comprise a majority of our Board. In addition, Nasdaq rules require that members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee, be independent. Members of our Audit Committee must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation Committee members must also satisfy the independence criteria established by Nasdaq in accordance with Rule 10C-1 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Steven A. Sanders, Lourdes Felix and Michael Mathews do not, respectively, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and the SEC.

In making this determination, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence.

Board Leadership Structure and Role in Risk Oversight

The positions of our Chairman of the Board and Chief Executive Officer are separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer must devote to her position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as our Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Although our Bylaws do not require our Chairman and Chief Executive Officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the section entitled “Risk Factors” in our 2025 Annual Report, as the same may be updated from time to time, and in our other filings with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Board and Committee Meetings and Attendance

The primary responsibility of the Board is to provide oversight, strategic guidance, counseling, and direction to our management team. Our Board and its committees meet on a regular basis and additionally as required and act by written consent from time to time. Our Board met three times in 2025. In addition to the foregoing, during the fiscal year ended December 31, 2025, our Audit Committee met four times, our Compensation Committee met one time and our Nominating and Corporate Governance Committee met one time. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees).

Committees of Our Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until as otherwise determined by our Board.

Audit Committee

We have a separately designated standing Audit Committee of the Board. For the fiscal year ended December 31, 2025, the Audit Committee consisted of William Stilley, Steven Sanders and Tevi Troy, with Mr. Stilley serving as the Chair of the Audit Committee. On February 24, 2026, each of William Stilley and Tevi Troy resigned from the Company’s Board as well as the committees on which they respectively served. As a result of the vacancies created by the resignations of Messrs. Stilley and Troy, on February 24, 2026, the Board appointed Lourdes Felix as a member and Chair of the Audit Committee and Michael Mathews as a member of the Audit Committee. As a result, as of February 24, 2026, the Audit Committee consists of  Steven Sanders, Lourdes Felix and Michael Mathews, with Ms. Felix serving as the Chair of the Audit Committee.

The Board has determined that each director serving on our Audit Committee as of December 31, 2025 and all current members of the Audit Committee are “independent directors” as defined by Nasdaq rules applicable to members of an audit committee and Rule 10A-3 under the Exchange Act. In addition, Ms. Felix is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by Nasdaq rules.

The Audit Committee is appointed by the Board to assist with monitoring (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, and (iii) the independence and performance of our internal and external auditors.

The principal functions and responsibilities of the Audit Committee include:

●	reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

●	reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

●	recommending to the Board the appointment of, and continued evaluation of the performance of, our independent auditor;

●	approving and conducting a review of all related party transactions for potential conflict of interest situations on an ongoing basis;

●	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

●	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

●	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

●	reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

The Audit Committee is governed by a written charter approved by our Board. A copy of the Audit Committee Charter is posted under the “Investors” tab under “Corporate Governance” on our website, which is located at www.avalon-globocare.com. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Compensation Committee

For the fiscal year ended December 31, 2025, the Compensation Committee consisted of Lourdes Felix, Steven Sanders and Tevi Troy, with Ms. Felix serving as the Chair of the Compensation Committee. On February 24, 2026, Tevi Troy resigned from the Company’s Board as well as the committees on which he served. As a result of the vacancy created by the resignation of Mr. Troy, on February 24, 2026, the Board appointed Michael Mathews as a member of the Compensation Committee and Steven Sanders as Chair of the Compensation Committee. As a result, as of February 24, 2026, the Compensation Committee consists of  Steven Sanders, Lourdes Felix and Michael Mathews, with Mr. Sanders serving as the Chair of the Compensation Committee.

The Board has determined that each director serving on our Compensation Committee as of December 31, 2025 and all current members of the Compensation Committee are (i) “independent director” as defined by Nasdaq rules applicable to members of a compensation committee and (ii) a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. The Compensation Committee works with the Chairman of the Board and our Chief Executive Officer and reviews and approves compensation decisions regarding senior management, including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The principal functions and responsibilities of the Compensation Committee include:

●	reviewing and approving the Company’s compensation guidelines and structure;

●	reviewing and approving, on an annual basis, the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	reviewing and approving, on an annual basis, the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation;

●	periodically reviewing and making recommendations to the Board regarding the compensation of non-management directors; and

●	developing the executive compensation philosophy and reviewing and recommending to the Board for approval all compensation policies and compensation programs for the executive team.

The Compensation Committee is governed by a written charter approved by our Board. A copy of the Compensation Committee Charter is posted under the “Investors” tab under “Corporate Governance” on our website, which is located at www.avalon-globocare.com. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Nominating and Governance Committee

For the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee consisted of Steven Sanders, William Stilley and Tevi Troy, with Mr. Sanders serving as the Chair of our Nominating and Corporate Governance Committee. On February 24, 2026, William Stilley and Tevi Troy resigned from the Company’s Board as well as the committees on which they respectively served. As a result of the vacancies created by the resignations of Messrs. Stilley and Troy, on February 24, 2026, the Board appointed Michael Mathews as a member and Chair of the Nominating and Corporate Governance Committee and Lourdes Felix as a member of the Nominating and Corporate Governance Committee. As a result, as of February 24, 2026, the Nominating and Corporate Governance Committee consists of  Steven Sanders, Lourdes Felix and Michael Mathews, with Mr. Mathews serving as the Chair of the Nominating and Corporate Governance Committee.

The Board has determined that each director serving on our Nominating and Corporate Governance Committee as of December 31, 2025 and all current members of the Nominating and Corporate Governance Committee are “independent director” as defined by Nasdaq rules.

The Nominating and Corporate Governance Committee is generally responsible for recommending to our full Board certain policies, procedures, and practices designed to ensure that our corporate governance policies, procedures, and practices continue to assist the Board and our management in effectively and efficiently promoting the best interests of our stockholders. The Nominating and Corporate Governance Committee is also responsible for selecting and recommending for approval by our Board and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the Board committee members and chairpersons, subject to ratification by our Board, as well as recommending to the Board director nominees to fill vacancies or new positions on the Board or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law.

In identifying independent candidates, with significant senior-level professional experience, to be nominated as potential members of our Board, the Nominating and Corporate Governance Committee solicits candidates from the Board, senior management and others, and may engage a search firm in the process. The Nominating and Corporate Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the Board and the lead director if one has been appointed. In general, in considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names, together with appropriate biographical information and background materials to our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our Bylaws and applicable law and will apply the same criteria to all persons being considered.

The principal functions and responsibilities of the Nominating and Corporate Governance Committee include:

●	developing and maintaining our corporate governance policy guidelines;

●	developing and maintaining our Code of Business Conduct and Ethics;

●	overseeing the interpretation and enforcement of our Code of Business Conduct and Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers;

●	evaluating the performance of our Board, its committees, and committee chairpersons and our directors; and

●	selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the Board director nominees to fill vacancies or new positions on the Board or its committees that may occur from time to time.

The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board. A copy of the Nominating and Corporate Governance Committee Charter is posted under the “Investors” tab under “Corporate Governance” on our website, which is located at www.avalon-globocare.com. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications with Our Board” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis.

●	the name and address of record of the security holder;

●	a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Advance Notice Requirements for Stockholder Proposals” below. Assuming that appropriate information is timely provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our employees, officers and directors. A copy of the Code of Business Conduct and Ethics is posted under the “Investors” tab under “Corporate Governance” on our website, which is located at www.avalon-globocare.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy is posted under the “Investors” tab under “Corporate Governance” on our website, which is located at www.avalon-globocare.com. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our Company. In addition, with regard to us trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements in all respects. As of December 31, 2025, none of our directors or executive officers had pledged any shares of our common stock.

Director Attendance at Annual Meetings

We do not have a formal policy requiring members of the Board to attend our annual meetings of stockholders. One of our directors attended the annual meeting of stockholders held in 2025. We expect that one director will attend the 2026 Annual Meeting.

Limitation of Director Liability and Indemnification

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of the Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company.

We have director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our Certificate of Incorporation and bylaws also provide that we will indemnify our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

Stockholder Communications with our Board

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as she considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, NJ 07728, Attention: Secretary.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2025, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2025.

●	Michael Mathews failed to file his Form 3 on time; and

●	Michael Mathews failed to report on transaction on time on a Form 4.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2025.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards(7) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Wenzhao Lu	100,000	-	-	-	-	-	100,000
Lourdes Felix (1)	70,000	-	1,223	-	-	-	71,223
Steven A. Sanders (2)	70,000	-	1,223	-	-	-	71,223
William B. Stilley, III (3)	70,000	-	1,223	-	-	-	71,223
Wilbert J. Tauzin II (4)	60,000	-	1,859	-	-	-	61,859
Tevi Troy (5)	60,000	-	1,223	-	-	-	61,223
Michael Mathews (6)	2,500	-	-	-	-	-	2,500

(1)	Ms. Felix’s 2025 compensation consisted of cash of $70,000 and 533 stock options vested and valued at $1,223.
(2)	Mr. Sanders’s 2025 compensation consisted of cash of $70,000 and 533 options vested and valued at $1,223.
(3)	Mr. Stilley’s 2025 compensation consisted of cash of $70,000 and 533 options vested and valued at $1,223. Mr. Stilley resigned as a director on February 24, 2026.
(4)	Mr. Tauzin’s 2025 compensation consisted of cash of $60,000 and 888 options vested and valued at $1,859. Mr. Tauzin resigned as a director on February 24, 2026.
(5)	Mr. Troy’s 2025 compensation consisted of cash of $60,000 and 533 options vested and valued at $1,223. Mr. Troy resigned as a director on February 24, 2026.
(6)	Mr. Mathews was appointed as a director on December 12, 2025 and thus received a pro rata payment for the annual cash compensation per year paid to a director.
(7)	These amounts represent the dollar amounts of the aggregate grant date value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation, of the options granted to the directors during fiscal 2025. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see Note “Stock-Based Compensation” to our audited, consolidated financial statements included in our 2025 Annual Report..

Non-Employee Director Compensation Policy

Our Chairman, Wenzhao Lu, receives $100,000 cash compensation per year for his/her service on the Board.

Our directors receive $60,000 cash compensation per year for their service on the Board, as well as reimbursement for out-of-pocket expenses with respect to such directors’ attendance at meetings of the Board of the Company.

Committee chairs (Lourdes Felix, Steven A. Sanders, and William B. Stilley, III, for fiscal year ended December 31, 2025) receive an additional $10,000 per year cash compensation.

AUDIT COMMITTEE REPORT

The undersigned members of the Audit Committee of the Board of Directors of Avalon GloboCare Corp. (the “Company”) submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2025.

2.	The Audit Committee has discussed with representatives of M&K CPAS PLLC, the Company’s independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (“SEC”).

3.	The Audit Committee has discussed with M&K CPAS PLLC the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by M&K CPAS PLLC was compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors of the Company has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Audit Committee of Avalon GloboCare Corp.

Lourdes Felix
Steven Sanders
Michael Mathews

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Exchange Act, or to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, our Board.  The following are biographical summaries of our executive officers and their ages:

Name	Age as of the Record Date	Position(s)
Meng Li	48	Interim Chief Executive Officer, Chief Operating Officer and Secretary
Luisa Ingargiola	58	Chief Financial Officer

Meng Li, Interim Chief Executive Officer Chief Operating Officer and Secretary. Meng Li has served as Interim Chief Executive Officer since November 30, 2025 and served as our Chief Operating Officer and Secretary since October 10, 2016 and served as a member of the Board from October 10, 2016 to July 9, 2018 and from April 5, 2019 through December 30, 2022. Ms. Li has over 15 years of executive experience in international marketing, branding, communications, and media investment consultancy. Ms. Li served as Managing Director at Maxus/GroupM (a WPP Group company) where she was responsible for business P&L and corporate management from 2006 to 2015. Prior to joining Maxus/Group M, Ms. Li worked for Zenith Media (a Publicis Group company) from 2000 to 2006 as Senior Manager. Ms. Li received a Bachelor of Arts in International Economic Law from Dalian Maritime University in China.

Luisa Ingargiola, Chief Financial Officer. Luisa Ingargiola has served as our Chief Financial Officer since February 21, 2017. Ms. Ingargiola has significant experience serving as Chief Financial Officer or Audit Chair for multiple Nasdaq and New York Stock Exchange companies. She currently serves as Director and Audit Chair for several public companies, including Fusion Fuels (NASDAQ:HTOO), Dragonfly Energy (DFLI) and Vision Marine (VMAR), among others. She also sits on the Board of several Special Purpose Acquisition Corporations. From 2007 through 2016, Ms. Ingargiola served as the Chief Financial Officer and then a member of the board of directors at MagneGas Corporation (Nasdaq: MNGA). Prior to 2007, Ms. Ingargiola held various roles as Budget Director and Investment Analyst in several private companies. Ms. Ingargiola graduated in 1989 from Boston University with a Bachelor’s degree in Business Administration and a concentration in Finance. In 1996, she received her MBA in Health Administration from the University of South Florida. Ms. Ingargiola is qualified to serve as a Chief Financial Officer because of her extensive knowledge corporate governance, regulatory requirements, executive leadership and knowledge of, and experience in, financing and M&A transactions.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and as such, we have opted to comply with the scaled down disclosure rules applicable to a “smaller reporting company,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for (i) our principal executive officer, (ii) our two most highly compensated executive officers, other than the principal executive officer, whose total compensation for 2025 exceeded $100,000 and who were serving as executive officers as of December 31, 2025, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing clause (ii) but for the fact that the individual was not serving as an executive officer as of December 31, 2025.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2025 and 2024.

		Salary	Stock awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
Name and principal position	Year	($)	($)	($)	($)	($)	($)	($)
Dr. David Jin	2025	-	-	-	-	-	-	-
Former Chief Executive Officer (1)	2024	180,000	-	-	-	-	-	180,000
Luisa Ingargiola	2025	350,000	-	-	-	-	175,000(2)	525,000
Chief Financial Officer	2024	350,000	-	-	-	-	-	350,000
Meng Li	2025	191,681	-	-	-	-	-	191,681
Interim Chief Executive Officer and Chief Operating Officer (3)	2024	205,471	-	-	-	-	-	205,471

(1)	On November 12, 2025, Dr. Jin notified us of his intent to resign as our Chief Executive Officer and as a director, effective November 30, 2025, as a result of a personal health issue. Dr. Jin agreed to reduce his salary to $180,000 in fiscal year 2024 and to $0 in fiscal year 2025.

(2)	The $175,000 in All Other Compensation earned by Luisa Ingargiola for the 2025 fiscal year is comprised of a cash bonus.

(3)	On November 13, 2025, the Board appointed Ms. Li, our Chief Operating Officer, as interim Chief Executive Officer, effective November 30, 2025.

Employment Agreements

David Jin Employment Agreement

On December 1, 2016, the Company entered into an Executive Employment Agreement with David Jin, the Company’s former Chief Executive Officer and President. Pursuant to the agreement, Dr. Jin was employed as President and Chief Executive Officer of the Company, which agreement had a term initially through November 30, 2019 unless earlier terminated pursuant to the terms of the agreement. On February 20, 2020, the Company entered into a Letter Agreement with Dr. Jin pursuant to which the term of Dr. Jin’s Executive Employment Agreement was extended an additional three years. During the term of the agreement, Dr. Jin was entitled to a base salary and was eligible for a discretionary performance bonus, equity awards and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Board.

On January 3, 2019, the Company entered into a Letter Agreement with Dr. Jin, pursuant to which his annual base salary set forth in his employment agreement was increased to $360,000, effective January 1, 2019. Pursuant to the agreement, Dr. Jin could be terminated for “cause” as defined therein and Dr. Jin could resign for “good reason” as defined. In the event Dr. Jin was terminated without cause or resigned for good reason, the Company would be required to pay Dr. Jin all accrued salary and bonuses, reimbursement for all business expenses and Dr. Jin’s salary for one year. In the event Dr. Jin as terminated with cause, resigned without good reason, died or was disabled, the Company would be required to pay Dr. Jin all accrued salary and bonuses and reimbursement for all business expenses. Under the agreement Dr. Jin was subject to confidentiality, restrictions. While the agreement was not extended, and expired as of November 30, 2022, Dr. Jin continued his employment with the Company at will and otherwise under the same terms and conditions, except that Dr. Jin agreed to a salary reduction as set forth in the table above ($0.00 salary and $180,000 salary for the years ended December 31, 2025 and 2024, respectively) as part of the Company’s cost reduction measures.

On November 12, 2025, Dr. Jin notified us of his intent to resign as our Chief Executive Officer, President, and director, effective November 30, 2025, as a result of a personal health issue.

Luisa Ingargiola Employment Agreement

On February 21, 2017, Ms. Ingargiola and the Company entered into an Executive Retention Agreement effective February 9, 2017, pursuant to which Ms. Ingargiola agreed to serve as Chief Financial Officer of the Company in consideration of an annual salary of $225,000. On January 3, 2019, the Company entered into a Letter Agreement with Ms. Ingargiola, pursuant to which her annual base salary set forth in her employment agreement was increased to $350,000 effective January 1, 2019.

The employment of Ms. Ingargiola is at will and may be terminated at any time, with or without formal cause. Pursuant to the terms of Executive Retention Agreement with Ms. Ingargiola, the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on her equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreements.

In the event of a termination upon a change of control, Ms. Ingargiola is entitled to receive an amount equal to 6 months of her base salary and the target bonus then in effect for the executive officer for the six months in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. In addition, the vesting on any stock option held by the executive officer will be accelerated in full. At the election of the executive officer, the Company will also continue to provide health-related employee insurance coverage for twelve months, at the Company’s expense.

In the event of an involuntary termination, Ms. Ingargiola is entitled to receive an amount equal to twelve months of her base salary, an amount equal to any actual bonus earned but not yet paid in respect of a previous year, and the target bonus then in effect for the executive officer for the year in which such termination occurs, with such target bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. In addition, the vesting on any stock option held by the executive officer will be accelerated in full. At the election of the executive officer, the Company will also continue to provide health-related employee insurance coverage for twelve months, at the Company’s expense. Under the agreement, Ms. Ingargiola is subject to confidentiality, non-compete and non-solicitation restrictions.

Pursuant to the terms of Ms. Ingargiola’s Executive Retention Agreement described here, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive. Based on the review of the Company’s performance for year 2025, the Board, in its sole discretion, determined to pay a bonus in the amount of $175,000 to Ms. Ingargiola, in consideration for her efforts in connection with advancing the business of the Company and its financial position during the 2025 fiscal year.

Meng Li Employment Agreement

On January 11, 2017, Avalon (Shanghai) Healthcare Technology Co., Ltd (“Avalon Shanghai”), the Company’s wholly-owned entered into an Executive Employment Agreement with Meng Li, appointing her as Avalon Shanghai’s Chief Operating Officer and President. The agreement had an initial term through November 30, 2019, subject to earlier termination. On February 20, 2020, the Company entered into a Letter Agreement with Ms. Li extending the term of her Executive Employment Agreement an additional three years.

Throughout the term of the agreement, Ms. Li was entitled to a base salary a discretionary performance bonus, equity awards, and participation in Avalon Shanghai's benefit plans at the discretion of its Board of Directors. On January 3, 2019, the Company entered into a Letter Agreement with Ms. Li increasing her annual base salary to $340,000, effective January 1, 2019, except that Ms. Li agreed to a salary reduction for the years ended December 31, 2025 and 2024 as part of the Company’s cost reduction measures. Under the agreement, Ms. Li may be terminated for “cause” or may resign for “good reason," each as defined therein. Upon a termination without cause or resignation for good reason, Avalon Shanghai is obligated to pay all accrued salary and bonuses, reimbursement of business expenses, and one year's salary. Upon a termination for cause, resignation without good reason, death, or disability, Avalon Shanghai is obligated to pay all accrued salary, bonuses, and business expense reimbursements. Ms. Li remains subject to confidentiality, non-compete, and non-solicitation obligations.

Option Exercises and Stock Vested

There were no options exercised by our executive officers or stock vested to our executive officers during the year ended December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table sets forth information with respect to the outstanding equity awards of our named executive officers at December 31, 2025: All of the options listed in the table below are 100% vested.

	Outstanding Equity Awards
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) (Exercisable)	Number of securities underlying unexercised options (#) (Unexercisable)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
David Jin	2,667	-	2,667	228	2/18/2030	-	-	-	-
Luisa Ingargiola	13,333	-	13,333	75	2/8/2027	-	-	-	-
Luisa Ingargiola	2,667	-	2,667	228	2/18/2030	-	-	-	-
Meng Li	2,000	-	2,000	228	2/18/2030	-	-	-	-

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Consistent with its annual compensation cycle, if options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards after its Annual Report on Form 10-K has been filed. The timing of any stock option grants in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of stock options occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive. Based on the review of the Company’s performance for year 2025, the Board, in its sole discretion, determined to pay a bonus in the amount of $175,000 to Luisa Ingargiola, the Chief Financial Officer of the Company in consideration for her efforts in connection with advancing the business of the Company and its financial position during the 2025 fiscal year.

No Pension Benefits

We do not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

We do not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

2025 Non-Employee Director Compensation

The following table sets forth information concerning the compensation earned or paid to certain of our non-employee directors during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non- Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Wenzhao Lu	100,000	-	-	-	-	-	100,000
Lourdes Felix (1)	70,000	-	1,223	-	-	-	71,223
Steven A. Sanders (2)	70,000	-	1,223	-	-	-	71,223
William B. Stilley, III (3)	70,000	-	1,223	-	-	-	71,223
Wilbert J. Tauzin II (4)	60,000	-	1,859	-	-	-	61,859
Tevi Troy (5)	60,000	-	1,223	-	-	-	61,223
Michael Mathews (6)	2,500	-	-	-	-	-	2,500

(1)	Ms. Felix’s 2025 compensation consisted of cash of $70,000 and 533 stock options vested and valued at $1,223.

(2)	Mr. Sanders’s 2025 compensation consisted of cash of $70,000 and 533 options vested and valued at $1,223.

(3)	Mr. Stilley’s 2025 compensation consisted of cash of $70,000 and 533 options vested and valued at $1,223. Mr. Stilley resigned as a director on February 24, 2026.

(4)	Mr. Tauzin’s 2025 compensation consisted of cash of $60,000 and 888 options vested and valued at $1,859. Mr. Tauzin resigned as a director on February 24, 2026.

(5)	Mr. Troy’s 2025 compensation consisted of cash of $60,000 and 533 options vested and valued at $1,223. Mr. Troy resigned as a director on February 24, 2026.

(6)	Mr. Mathews was appointed as a director on December 12, 2025.

Equity Compensation Plan Information

Amended and Restated 2020 Stock Incentive Plan

On June 12, 2020, the Board adopted the Avalon GloboCare Corp. 2020 Stock Incentive Plan (the “2020 Plan”), subject to stockholder approval, which was received on August 4, 2020. On August 29, 2023, the Board amended and restated the 2020 Plan (the “Amended and Restated 2020 Plan”) to, among other things, increase the number of shares of our common stock for issuance under the 2020 Plan to 133,333 shares (subject to customary adjustments for stock splits, stock dividends or similar transactions). Our stockholders approved the Amended and Restated 2020 Plan on October 12, 2023.

The general purpose of the Amended and Restated 2020 Plan is to provide a means whereby eligible directors, officers, employees or consultants to the Company develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. We believe that the Amended and Restated 2020 Plan advances the Company’s interests by enhancing our ability to (i) attract, retain and reward employees, officers, directors and consultants who are in a position to make significant contributions to our success; (ii) encourage our employees, officers, directors and consultants to take into account our long-term interests through ownership of our shares of our common stock; and (iii) to provide incentives for such persons to exert maximum efforts for our success.

Under the Amended and Restated 2020 Plan, awards may be made in the form of options to purchase shares of our common stock, as well as restricted shares of our common stock and restricted stock units payable in shares of our common stock. Options may be granted which are intended to qualify as ISOs under Section 422 of the Code or which are not intended to qualify as ISOs thereunder. However, ISOs may only be granted to employees. If any option granted under the Amended and Restated 2020 Plan terminates without having been exercised in full or if any award is forfeited, or if shares otherwise issuable are withheld to satisfy tax withholding obligations, the number of shares of our common stock as to which such option or award was forfeited or withheld will be available for future grants under the Amended and Restated 2020 Plan. The Amended and Restated 2020 Plan shall terminate ten years after the date it was approved by stockholders, subject to earlier termination by the Board. In the event of a proposed dissolution, liquidation, merger, consolidation or sale of all or substantially all of the assets or capital stock of the Company, the Board may, in its sole and absolute discretion, terminate outstanding options immediately prior to the consummation of such transaction and, where no substitute award is offered, grant optionees the right to exercise any unexpired options without regard to installment provisions during the period commencing thirty days prior to such termination.

As of the Record Date, a total of 175,537 shares of our common stock were available for issuance under the Amended and Restated 2020 Plan, including shares that are the subject of outstanding awards as of such date.

The Amended and Restated 2020 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

2019 Incentive Stock Plan

On June 7, 2019, the Board adopted the Avalon GloboCare Corp. 2019 Incentive Stock Plan (the “2019 Plan”), subject to stockholder approval, which was received on August 6, 2019. There are 33,333 shares of our common stock reserved for issuance under the 2019 Plan, subject to customary adjustments for stock splits, stock dividends or similar transactions. As of the Record Date, 6,213 shares remained available for issuance under the 2019 Plan.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” below is disclosure regarding executive compensation for our principal executive officer (“PEO,” also known as our CEO), and other named executive officers and company financial performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. Pursuant to SEC rules, the information in this “Pay Versus Performance” section shall not be deemed to be incorporated by reference into any Avalon GloboCare Corp. filing under the Securities Act or Exchange Act, unless expressly incorporated by specific reference in such filing.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(3)	Net Loss ($)
2025	14,167	-	351,257	171,257	2	(18,260,976)
2024	180,000	180,000	277,736	175,000	4	(7,903,394)
2023	330,000	330,000	315,122	315,122	9	(16,707,010)

(1)	Our PEO for the period from January 1, 2025 through November 29, 2025 and year ended December 31, 2024 was David Jin, our former Chief Executive Officer and President. On November 12, 2025, Dr. Jin notified us of his intent to resign as our Chief Executive Officer, President, and as a director, effective November 30, 2025, as a result of a personal health issue. Our PEO for the period from November 30, 2025 through December 31, 2025 was Meng Li, our Interim Chief Executive Officer. On November 13, 2025, the Board appointed Ms. Li, our Chief Operating Officer, as Interim Chief Executive Officer, effective November 30, 2025. Our other named executive officers for the period from January 1, 2025 through November 29, 2025 and year ended December 31, 2024 were Luisa Ingargiola, our Chief Financial Officer, and Meng Li, our Chief Operating Officer. Our other named executive officer for the period from November 30, 2025 through December 31, 2025 was Luisa Ingargiola, our Chief Financial Officer. Our PEO for 2023 was David Jin, our former Chief Executive Officer and President. Our other Named Executive Officers for 2023 were Luisa Ingargiola, our Chief Financial Officer, and Meng Li, our Chief Operating Officer. The $14,167 represents the pro rata salary reflected in the Summary Compensation Table for Ms. Li for the period from November 30, 2025 through the end of the 2025 fiscal year. The dollar amounts reported are the amounts of total compensation reported for our PEO for each corresponding year in the "Total" column of the SCT.

(2)	Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock on December 31, 2022.

Pay Versus Performance Relationships Descriptions

Relationship between “Compensation Actually Paid” and TSR

There is a limited relationship between TSR and our PEO and Named Executive Officers “compensation actually paid.” This is primarily because “compensation actually paid” is principally driven by fixed cash compensation. In addition, for the periods reported in the table, we did not use TSR as a measure of our performance in any of our executive compensation plans.

Relationship between “Compensation Actually Paid” and Net Loss

There is a limited relationship between net loss and our PEO and Named Executive Officers “compensation actually paid.” This is primarily because “compensation actually paid” is principally driven by fixed cash amount. In addition, for the periods reported in the table, we did not use net loss as a measure of our performance in any of our executive compensation plans.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Consistent with its annual compensation cycle, if options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards after its Annual Report on Form 10-K has been filed. The timing of any stock option grants in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of stock options occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during the years ended December 31, 2025 and 2024 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

The following includes a summary of transactions since January 1, 2024, to which we have been a party and in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, or, to our knowledge, beneficial owners of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described in Item 11 of this Annual Report. Except as described below, we are not aware of any related person transaction that meets the foregoing threshold that has not been disclosed.

Consulting Services — Wilbert Tauzin

From time to time, Wilbert Tauzin, a former director of the Company, and members of his family provide consulting services to the Company. As compensation for such services, the Company recognized consulting expenses of approximately $60,794 and $63,644 for the fiscal years ended December 31, 2025 and 2024, respectively. These amounts are included in professional fees on the accompanying consolidated statements of operations and comprehensive loss.

Line of Credit — Wenzhao Lu

On August 29, 2019, we entered into a Line of Credit Agreement with Wenzhao Lu, the Chairman of our Board of Directors, pursuant to which Mr. Wenzhao Lu made available to us a $20 million unsecured line of credit (the "Line of Credit") for working capital and operating expense purposes. Loans drawn under the Line of Credit bear interest at an annual rate of 5%, and each individual loan was payable three years from the date of issuance. The Line of Credit matured on December 31, 2024.

During the fiscal year ended December 31, 2024, activity under the Line of Credit was as follows:

Outstanding principal at January 1, 2024	$850,000
Repayment of Line of Credit	$(400,000)
Reclassification to advance from related party	$(450,000)
Outstanding principal at December 31, 2024	$—

The Line of Credit was fully repaid and reclassified during fiscal year 2024, and no amounts remained outstanding under the Line of Credit as of December 31, 2024. Interest expense related to the Line of Credit was $42,445 for the fiscal year ended December 31, 2024, reflected as interest expense — related party on the accompanying consolidated statements of operations and comprehensive loss.

Sale of Avalon RT 9 Properties, LLC — Wenzhao Lu

2023 Membership Interest Purchase Agreement

On November 17, 2023, we entered into a Membership Interest Purchase Agreement (the "Original MIPA") with Wenzhao Lu, pursuant to which: (i) Mr. Wenzhao Lu agreed to acquire from the Company 30% of the total outstanding membership interests of Avalon RT 9 for a cash purchase price of $3,000,000; and (ii) for a period of twelve months following the closing of that initial acquisition, Mr. Wenzhao Lu was granted an option to purchase from the Company up to an additional 70% of the outstanding membership interests of Avalon RT 9 for a purchase price of up to $7,000,000, subject to the negotiation and execution of a definitive agreement at the time of exercise.

The Company received $3,158,078 and $3,108,106 from Mr. Lu as of December 31, 2025 and 2024, respectively, which was recorded as advance from pending sale of noncontrolling interest – related party on the accompanying consolidated balance sheets.

2026 Amended and Restated Membership Interest Purchase Agreement

On February 18, 2026, we entered into an Amended and Restated Membership Interest Purchase Agreement (the "Amended MIPA"), pursuant to which we sold 100% of the membership interests of Avalon RT 9 to Wenzhao Lu, a director of our company, for an aggregate purchase price of approximately $9,000,000, comprised of: (i) $3,158,078 in cash previously advanced by Wenzhao Lu and applied toward the purchase price; and (ii) the assumption and satisfaction in full of the approximately $5,900,000 outstanding mortgage balance. The mortgage refinancing was facilitated as part of the closing of the Amended MIPA.

The aggregate purchase price of approximately $9,000,000 was determined based on an independent appraisal of the property conducted by CBRE, which valued the property at $8,700,000, and exceeded the CBRE appraised value. The transaction was reviewed and approved by the disinterested members of our Board of Directors in accordance with our related party transaction policy. Following the closing, we continue to lease our principal executive offices at 4400 Route 9 South from Wenzhao Lu pursuant to a lease agreement.

Series D Convertible Preferred Stock Issued in Exchange for Series A Convertible Preferred Stock — Wenzhao Lu

On January 9, 2025, we entered into an exchange agreement with Wenzhao Lu, the Chairman of our Board of Directors, pursuant to which Mr. Wenzhao Lu exchanged 9,000 shares of our Series A Convertible Preferred Stock, having a carrying value of $9,000,000, for 5,000 shares of our newly designated Series D Convertible Preferred Stock. We determined that the exchange resulted in the extinguishment of the Series A Convertible Preferred Stock for accounting purposes. The difference between the carrying amount of the Series A Convertible Preferred Stock and the fair value of the Series D Convertible Preferred Stock of $162,473 was recognized as a deemed contribution in the fiscal year ended December 31, 2025, increasing additional paid-in capital and income available to common stockholders for purposes of calculating earnings per share.

Subsequently, February 18, 2026, the Company entered into an exchange agreement with Mr. Lu pursuant to which the Company has agreed, subject to stockholder approval, to exchange 5,000 shares of Series D Preferred Stock held by Mr. Lu for 2,074,689 shares of the Company’s common stock.

Acquisition of RPM Interactive, Inc. — Michael Mathews

On December 15, 2025, we completed the acquisition of RPM Interactive, Inc. ("RPM") pursuant to a merger whereby RPM merged with and into Avalon Quantum AI, LLC, our newly formed, wholly owned subsidiary. In connection with the merger, we issued 19,500 shares of our Series E Non-Voting Convertible Preferred Stock to RPM's former stockholders, representing a total stated purchase price of $19,500,000 based on a stated value of $1,000 per share.

In connection with the RPM merger, we appointed Michael Mathews, the former Chief Executive Officer and a principal stockholder of RPM, to our Board of Directors. As a former stockholder of RPM, Mr. Mathews received shares of our Series E Preferred Stock in connection with the merger as part of the overall merger consideration paid to all RPM stockholders. The specific number of shares of Series E Preferred Stock received by Mr. Mathews in his capacity as a former RPM stockholder is set forth in the beneficial ownership table in Item 12 of this Annual Report. Mr. Mathews continues to serve as the Chief Executive Officer of Avalon Quantum AI, LLC, our operating subsidiary for the RPM platform. His compensation arrangements in that capacity are described in Item 11 of this Annual Report.

Each share of Series E Preferred Stock is convertible into shares of our common stock at a conversion price of $1.50 per share, subject to: (i) a beneficial ownership cap of 4.99% applicable to each holder; (ii) an Exchange Cap that prevents the issuance of shares of common stock upon conversion in excess of the number of shares we may issue without breaching our obligations under applicable Nasdaq listing rules and regulations; and (iii) the receipt of stockholder approval in accordance with Nasdaq Listing Rule 5635, which we intend to seek at our annual meeting of stockholders currently scheduled to be held on or before May 12, 2026. The Series E Preferred Stock is non-voting and does not confer any voting rights upon its holders prior to conversion.

Related Party Transaction Policy

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of this policy, a related person transaction is any transaction, arrangement, or relationship, or series of similar transactions, arrangements, or relationships, in which: (i) we are, were, or will be a participant; (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and (iii) a related person — meaning any executive officer, director, director nominee, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons — had, has, or will have a direct or indirect material interest. Compensation arrangements for services as an employee or director are not covered by this policy.

Under the policy, management is required to present any identified related person transaction to our Audit Committee — or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors — for review, consideration, and approval or ratification. The presentation must describe, among other things, the material facts of the transaction, the interests of the related persons, the benefits to the Company, and whether the transaction is on terms comparable to those available from unrelated third parties or to employees generally. In determining whether to approve, ratify, or reject a related person transaction, our Audit Committee, or such other independent body, is required to consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Relevant factors include:

●	the risks, costs, and benefits to the Company;

●	the impact on director independence in the event the related person is a director, an immediate family member of a director, or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from unrelated third parties or to or from employees generally.

Our code of business conduct and ethics also requires all employees and directors to affirmatively disclose any transaction or relationship that could reasonably be expected to give rise to a conflict of interest.

Director Independence

Our Board of Directors has reviewed the independence of each of our current directors and considered whether any director has a relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities. Based on this review, our Board of Directors has affirmatively determined that Lourdes Felix, Steven Sanders, and Michael Mathews are each an "independent director" as defined under the Nasdaq Listing Rules.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

Our Audit Committee has appointed M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and our Board has directed that management submit the appointment of M&K as the Company’s independent registered public accounting firm for ratification by the stockholders at the 2026 Annual Meeting.

Our Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of the vote with respect to Proposal 2. However, if stockholders do not ratify the selection of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of M&K as our independent registered public accounting firm.

Neither M&K nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

M&K served as our independent registered public accounting firm for the years ended December 31, 2025 and 2024. and Marcum LLP (“Marcum”) served as our independent registered public accounting firm for the year ended December 31, 2023.

Aggregate fees billed to the Company for professional services rendered by M&K and Marcum during the last two years were as follows:

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by M&K and Marcum for each of the last two fiscal years:

Fee Category	2025	2024
Audit Fees (1)
Marcum	$50,676	$287,244
M&K	170,000	137,000
Audit Related Fees (2)
Marcum	-	-
M&K	-	-
Tax Fees (3)
Marcum	-	-
M&K	-	-
All Other Fees (4)
Marcum	-	-
M&K	-	-
Totals
Marcum	50,676	287,244
M&K	$170,000	$137,000

(1) Audit Fees: Audit fees consist of fees billed for the professional services rendered to us for the audit of our annual consolidated financial statements for the years ended December 31, 2025 and 2024, reviews of the quarterly financial statements during the periods, the issuance of consent and comfort letters in connection with registration statement filings, and all other services that are normally provided by the accounting firm in connection with statutory and regulatory filings and engagements.

(2) Audit-Related Fees: Audit-related fees include fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

(3) Tax Fees: Tax fees are fees for professional services rendered for tax compliance, tax advice, and tax planning.

(4) All Other Fees: All other fees billed by the auditor are for products and services not included in the foregoing categories.

Pre-Approval Policy and Procedures

The current policy of the directors, acting as the Audit Committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. Fees charged by the auditor were approved by the Board with engagement letters signed by the Audit Committee Chairman.

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the auditor. The Audit Committee has approved all audit and permitted non-audit services performed by the auditor for the year ended December 31, 2025.

Attendance at Annual Meeting

Representatives of M&K are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3

APPROVAL OF THE AVALON GLOBOCARE CORP. 2026 STOCK INCENTIVE PLAN

General

On April 1, 2026, our Board, subject to the approval of our stockholders, adopted a new 2026 Stock Incentive Plan to succeed our Amended and Restated 2020 Plan. Our Board believes that it is critical for us to continue to have the ability to offer competitive equity compensation awards to attract, retain and motivate the members of our management team and other key employees and service providers upon whom the Company’s success depends.

Like the Amended and Restated 2020 Plan, the general purpose of the 2026 Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders.

The 2026 Plan is intended to serve as the successor to the Amended and Restated 2020 Plan. As of the Record Date, there were approximately 185,537 shares of the Company’s common stock subject to outstanding awards under the 2020 Plan. As of such date, there were approximately * shares of the Company’s common stock reserved and available for future awards under the Amended and Restated 2020 Plan. If the 2026 Plan is approved by our stockholders, no new grants will be made under the Amended and Restated 2020 Plan.

The 2026 Plan will provide an initial reserve of 2,000,000 shares of our common stock. As described below, the 2026 Plan also includes an “evergreen” provision under which on the first day of each fiscal year, the 2026 Plan’s share reserve will be increased by a number of shares of our common stock equal to (i) 5% of the outstanding shares of all classes of our common stock as of the last day of the immediately preceding fiscal year (determined on a fully-diluted basis) or (ii) such lesser number of shares (which may be zero) as our Board may determine.

If our stockholders do not approve the 2026 Plan, we will not have the ability to attract, motivate and retain the personnel needed to develop and enhance our business. Accordingly, our Board believes that it is in the best interests of our Company and our stockholders for our stockholders to approve the 2026 Plan.

Description of the 2026 Plan

The following description of the principal terms of the 2026 Plan is a summary and is qualified in its entirety by the full text of the 2026 Plan, which is attached as Appendix A hereto.

Types of Awards. The 2026 Plan permits various ways for eligible individuals to acquire our common stock, including through the grant of stock options (including incentive stock options (“ISOs”) that are intended to meet the requirements of Section 422 of the Code, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units, incentive bonuses and other types of cash-based and stock-based awards authorized under the 2026 Plan. The various types of options and other awards that may be granted under the 2026 Plan, which are described in further detail below, are referred to as “awards”.

Administration. The 2026 Plan will be administered by the Compensation Committee of our Board, but the entire Board may act in lieu of the Compensation Committee on any matter involving the Plan. The Compensation Committee may delegate to certain officers authority to grant awards to eligible individuals (other than officers and directors). Under the 2026 Plan, the Compensation Committee has authority to determine the terms of awards and underlying award agreements, including:

●	recipients of awards;

●	the type of awards to be granted;

●	the exercise, purchase, or strike price of stock awards, if any;

●	the number of shares subject to each stock award;

●	the vesting schedule applicable to the awards, together with any vesting acceleration; and

●	the form of consideration, if any, payable on exercise or settlement of the award.

Under the 2026 Plan, the Compensation Committee also generally has the authority to effect, with the consent of any adversely affected participant:

●	the reduction of the exercise, purchase, or strike price of any outstanding award;

●	the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or

●	any other action that is treated as a repricing under generally accepted accounting principles.

The Compensation Committee may establish rules and regulations for the administration of the 2026 Plan and make amendments or modifications to outstanding awards. Subject to applicable law and the 2026 Plan, the Compensation Committee may delegate administrative functions of the 2026 Plan to officers, employees and directors.

Expiration Date of the 2026 Plan. No awards may be made under the 2026 Plan on or after April 2, 2036 (the “expiration date”), but the 2026 Plan will continue thereafter while awards granted prior to the expiration date remain outstanding.

Eligibility. Awards may be granted to employees, officers, directors, consultants, advisors and other individual service providers of our Company and its subsidiaries, including any person who the Compensation Committee determines is a prospective employee, officer, director, consultant, advisor or other individual service provider of our Company or any of its subsidiaries. As of the Record Date, our Company and its subsidiaries had a total of * employees, including * executive officers, * non-employee directors and * consultants.

Shares Subject to the 2026 Plan. The aggregate number of shares of our common stock available for issuance in connection with awards granted under the 2026 Plan is 2,000,000, all of which may be issued pursuant to the exercise of ISOs.

The aggregate number of our shares of common stock available for issuance under the 2026 Plan will automatically increase on the first day of each fiscal year of our Company commencing January 1, 2027, and on the first day of each fiscal year of the Company thereafter until the expiration date, by a number of shares of our common stock (“evergreen shares”) equal to the lesser of: (i) 5% of the outstanding shares of all classes of our common stock as of the last day of the immediately preceding fiscal year (determined on a fully-diluted basis) or (ii) such other number of shares (which may be zero) as our Board may determine. Evergreen shares may not be issued pursuant to the exercise of ISOs.

Shares of our common stock issued as a result of awards under the 2026 Plan may be either authorized but unissued shares or shares held in the Company’s treasury.

The number of shares available under the 2026 Plan will be depleted on the date of the grant of an award by the maximum number of shares, if any, with respect to which such award is granted. An award that may be settled solely in cash shall not cause any depletion of the shares available under the 2026 Plan. In general, if an award granted under the 2026 Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, or if shares under an award are forfeited due to a failure to satisfy vesting or other conditions, then such shares will again be available for issuance under the 2026 Plan. Shares of our common stock that otherwise would have been issued upon the exercise of a stock option or SAR or in payment with respect to any other form of award, but are surrendered in payment or partial payment of the exercise price and/or withholding taxes, will no longer be counted against the number of shares available for issuance under the 2026 Plan and may again be made subject to awards under the 2026 Plan.

As of the Record Date, the closing price of our common stock was $0.3965 per share.

Director Award Limit. No non-employee director of the Board may receive awards in any calendar year having an accounting value in excess of $500,000; except that such limit is increased to $750,000 for the initial year of a non-employee director’s term.

Adjustments. The number of shares of our common stock authorized for issuance under the 2026 Plan and the foregoing share limitations and director award limits are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.

Terms and Conditions of Options. Options granted under the 2026 Plan may be either ISOs or “nonqualified stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2026 Plan. The exercise price of stock options generally may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder). The exercise price of a nonqualified stock option may be less than the fair market value per share of our common stock on the date of grant if the option is exempt from the requirements of Section 409A of the Code.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2026 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

The Compensation Committee may, in its discretion, permit a holder of a nonqualified stock option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the nonqualified stock option before exercise.

Generally, the option price may be paid by certified or bank check. However, the Compensation Committee may permit other methods of payment, including (a) in the form of shares of our common stock that have been held for such period of time as the Compensation Committee may deem appropriate, valued at fair market value of such shares on the date of exercise, (b) by surrendering to the Company shares of our common stock otherwise receivable on exercise of the option, (c) by a cashless exercise program implemented by the Compensation Committee, (d) subject to the approval of the Compensation Committee, by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may, in its sole discretion, permit and/or (e) by such other method as may be approved by the Compensation Committee and set forth in an individual award agreement.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Compensation Committee will generally determine all terms and conditions of each SAR. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant. The maximum term of any SAR granted under the 2026 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the fair market value of a share of our common stock on the exercise date over the exercise price, multiplied by the number of shares of our common stock covered by the SAR. Payment may be made in shares of our common stock, in cash, or partly in shares of our common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee will generally determine all terms and conditions of each restricted stock award and/or restricted stock unit award under the 2026 Plan. Restricted stock awards consist of shares of our common stock that are transferred to a recipient, with or without consideration, subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares of our common stock and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in shares of our common stock before the restricted stock vests, such shares will be subject to the same restrictions as the underlying restricted stock. Dividend equivalent amounts may be paid with respect to restricted stock units, in the discretion of the Compensation Committee, either immediately to the holder of the restricted stock unit or subject to the same vesting restrictions as the restricted stock units to which they relate. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. Performance share awards and performance unit awards under the 2026 Plan, respectively, are restricted stock awards and restricted stock unit awards that may be earned or become vested subject to the achievement of such performance goals as the Compensation Committee deems appropriate.

Incentive Bonuses. The Compensation Committee may grant incentive bonus awards under the 2026 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements having such terms and conditions as the Compensation Committee determines, including performance goals and the amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our common stock.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2026 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a “change in control” (as defined in the 2026 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate. The Compensation Committee may, in its sole and absolute discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) terminate any award for cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the holder’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control.

Amendment of Plan. Our Board may at any time amend the 2026 Plan in such manner as the Board may deem advisable or in the best interests of the Company, except that any amendment that requires stockholder approval to comply with any applicable law, regulation, or stock exchange rule will be subject to stockholder approval, and stockholder approval will be required for any amendment to the 2026 Plan that (i) increases the number of shares of our common stock available for issuance under the 2026 Plan, or (ii) changes the persons or class of persons eligible to receive awards.

Amendment, Modification, Cancellation and Disgorgement of Awards. Subject to exceptions specified in the 2026 Plan, the Compensation Committee may terminate or cause a recipient to forfeit an award, and require the recipient to disgorge any gains attributable to an award, if the recipient engages in any action constituting, as determined by the Compensation Committee in its discretion, cause for termination or a breach of a material policy, any award agreement or any other agreement concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations. All awards, and any shares issued or cash paid pursuant to an award, are also subject to any applicable recoupment or clawback policy adopted by our Board or any recoupment or similar requirement contained in applicable law, regulation or the listing requirements of the exchange or system on which our common stock is principally traded.

New Plan Benefits

As of the Record Date no awards had been granted under the 2026 Plan. Awards will be made at the discretion of the Compensation Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the number or type of options or other awards that will be granted in the future to any particular person or group pursuant to the 2026 Plan.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2026 Plan. Optionees and recipients of other rights and awards granted under the 2026 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options

The Code treats ISOs and nonqualified stock options differently. However, as to both types of options, no income will be recognized by the optionee at the time of the grant of the options under the 2026 Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonqualified stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonqualified stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will we be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our common stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we generally will be entitled to a corresponding deduction equal to the fair market value of our common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and we will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Treatment of Incentive Bonus Awards and Other Stock or Cash Based Awards

Generally, the recipient of an incentive bonus or other stock or cash based award will not recognize any income upon grant of the award, nor will we be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and we generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our common stock issued at that time.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” Our Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2026 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of our common stock and each grantee receiving an award under the 2026 Plan to pay any federal, state or local taxes required by law to be withheld.

Recommendation of our Board

Our Board recommends a vote “FOR” the approval of the 2026 Plan.

PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE 2025 COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS (SAY-ON-PAY)

At our 2023 annual meeting of stockholders held on October 12, 2023, our stockholders approved a one year frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires companies to hold advisory stockholder votes on the frequency of the approval or disapproval of their executive compensation programs, as reported in their proxy statements, no less often than once every six years (“frequency-on-pay”). As such, our next frequency-on-pay proposal will be voted upon at our 2029 annual meeting of stockholders.

In accordance with the rules of the SEC, we are providing stockholders with a non-binding advisory vote on the compensation program for our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote. The non-binding advisory vote on the compensation program for our named executive officers, as disclosed in this proxy statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the 2026 Annual Meeting and voting affirmatively or negatively on the proposal.

Stockholders are urged to read the “Executive Compensation” section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers. Our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. Our Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives. As such, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in Avalon GloboCare Corp.’s proxy statement for the 2026 annual meeting of stockholders, pursuant to the compensation disclosure rules of the SEC, including the compensation tables, and related narrative disclosures that accompany the executive compensation tables included in this proxy statement.”

As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL 5

APPROVAL OF WARRANTS, PLACEMENT AGENT WARRANTS AND SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

Overview

We are asking stockholders to approve the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon the exercise of the Warrants and the Placement Agent Warrants that were issued in connection with our private placement that closed on February 27, 2026 as contemplated by Nasdaq Listing Rule 5635(d).

Background Information

On February 27, 2026, the Company completed a private placement (the “Private Placement”) of (i) 490,197 shares (the “Shares”) of the Company’s common stock at a purchase price of $0.51 per Share; (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 5,882,353 shares of common stock (the “Pre-Funded Warrant Shares”) at a purchase price of $0.5099 per Pre-Funded Warrant; (iii) Series A-1 Warrants to purchase up to 6,372,550 shares (the “Series A-1 Warrant Shares”) of common stock and (iv) Series A-2 Warrants to purchase up to 6,372,550 shares (the “Series A-2 Warrant Shares” and together with the Series A-1 Warrant Shares, the “Warrant Shares”) of common stock.

H.C. Wainwright & Co., LLC acted as placement agent in connection with the Private Placement. The Company also issued Placement Agent Warrants to designees of the Placement Agent to purchase up to 318,628 shares (the “Placement Agent Warrant Shares”) of common stock.

In connection with the Private Placement, the Company entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain institutional investors on February 26, 2026, which Purchase Agreements require that we call and hold a meeting of our stockholders for the purpose of procuring approval for this Proposal 5 pursuant to Nasdaq Listing Rule 5635(d).

Our stock is traded on The Nasdaq Capital Market under the symbol “ALBT.” Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. In determining whether private placement is priced at-the-market under Nasdaq rules, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the Private Placement qualified as an at-the-market private placement under Nasdaq Listing Rule 5635 due to the value attributable to the Warrants, the Warrants and the Placement Agent Warrants provide that they may not be exercised, and therefore have no value, until stockholder approval of their exercise is obtained. See “— Reasons for Warrant Stockholder Approval Proposal” below.

The following is a summary of the material features of the Warrants. This summary is qualified in its entirety by the full text of the Form of Series A-1 and Series A-2 Warrant, a copy of which is attached to this proxy statement as Appendix B.

Warrants

Duration and Exercise Price. The Warrants will be issued in certificated form only. Each Warrant has an exercise price of $0.51 per share. The Warrants will be exercisable beginning on the date that this Proposal 5 is approved by our stockholders (the “Initial Exercise Date”). The Series A-1 Warrants will expire on the 5-year anniversary of the Initial Exercise Date. The Series A-2 Warrants will expire on the 18-month anniversary of the Initial Exercise Date. The exercise price and number of shares of common stock issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.

Exercisability. The Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrants to the extent that the holder would own more than 4.99% (or at the election of the holder prior to the issuance of any warrants, 9.99%) of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. The ownership limit may be decreased upon notice from the holder to us.

Cashless Exercise. If, at the time a holder exercises its warrants, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrant.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of 50% or more of the voting power represented by our outstanding shares of capital stock, any person or group becoming the beneficial owner of 50% or more of the voting power represented by our outstanding shares of capital stock, any merger with or into another entity or a tender offer or exchange offer approved by 50% or more of the voting power represented by our outstanding shares of capital, then upon any subsequent exercise of a warrant, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black-Scholes Value (as defined in each Warrant) of the unexercised portion of the Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our Board, the holders of the Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrants that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction. If holders of our common stock are not offered or paid any consideration in the fundamental transaction, holders of common stock will be deemed to have received common stock of our successor entity.

Transferability. Subject to applicable laws, a warrant may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will, at our election, either be rounded up to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market. There is no established trading market for the Warrants, and we do not expect such a market to develop. We do not intend to apply to list the Warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Warrants will be extremely limited.

No Rights as a Stockholder. Except as otherwise provided in the Warrants or by virtue of the holder’s ownership of shares of our common stock, such holder of Warrants does not have the rights or privileges of a holder of our common stock, including any voting rights, until such holder exercises such holder’s Warrants. The warrants will provide that the holders of the warrants have the right to participate in distributions or dividends paid on our shares of common stock.

Amendments. The Warrants may be modified or amended with the written consent of the holder of such Warrant and us.

The following is a summary of the material features of the Placement Agent Warrants. This summary is qualified in its entirety by the full text of the Form of Placement Agent Warrant, a copy of which is attached to this proxy statement as Appendix C.

Placement Agent Warrants

The Placement Agent Warrants will be exercisable beginning on the date that this Proposal 5 is approved by our stockholders. The Placement Agent Warrants have substantially the same terms as the Warrants described above, except that the Placement Agent Warrants have an exercise price of $0.6375 per share (representing 125% of the offering price per share and accompanying Warrants) and a termination date that is five years from the commencement of the sales pursuant to the Private Placement.

Description of Common Stock

The holders of shares of our common stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably such dividends, if any, as may be declared by our Board out of legally available funds; however, the current policy of our Board is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our common stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock will have no preemptive rights.

Anti-Takeover Provisions

The Delaware General Corporation Law (“DGCL”), our Certificate of Incorporation and our Bylaws contain provisions that could have the effect of delaying, deferring or discouraging another party from acquiring control of us. The purpose of these provisions, which are summarized below, is to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with our Board.

Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of our undesignated preferred stock, special meetings of our stockholders may be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. The order of business and all other matters of procedure at any meeting of the stockholders will be determined by a presiding officer designated by our Board.

Removal of Directors. Our Certificate of Incorporation provides that our directors may be removed only by the affirmative vote of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of directors. In addition, at least 45 days prior to any annual or special meeting of stockholders at which it is proposed that a director be removed from office, written notice of such proposed removal and the alleged grounds thereof must be sent to the director whose removal will be considered at the meeting.

Stockholder Action by Written Consent. Any action that is permitted to be taken by our stockholders by written consent without a meeting must first satisfy the requirements and procedures set forth in our Certificate of Incorporation and our Bylaws.

Advance Notice Requirements for Stockholder Proposals. Our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our Board. Stockholders at an annual meeting are only able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our Secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding shares entitled to vote.

Delaware Business Combination Statute. We are subject to Section 203 of the DGCL. Subject to certain exceptions, Section 203 of the DGCL prevents a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of our Board or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.

Amendment of Certificate of Incorporation and Bylaws. The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or by-laws, as the case may be, requires a greater percentage. Our Bylaws may be amended or repealed by the affirmative vote of a majority vote of our Board then in office or the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting as a single class; provided, however, that if our Board recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal will only require the affirmative vote of the majority of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. In addition, the Company reserves the right to amend or repeal the Certificate of Incorporation in the manner now or hereafter prescribed by statute and by the Certificate of Incorporation, and any rights conferred upon the stockholders in the Certificate of Incorporation are granted subject to this reservation. Whenever any vote of the holders of our capital stock is required to amend or repeal any provision of the Certificate of Incorporation, and in addition to any other vote of holders of capital stock that is required by the Certificate of Incorporation or by law, such amendment or repeal will require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

Exclusive Forum Selection. Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of our exclusive forum selection as set forth in our Bylaws under “Exclusive Jurisdiction of Delaware Courts.” Although our Bylaws contain the choice of forum provision described above, it is possible that a court could rule that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Reasons for Warrant Stockholder Approval Proposal

As stated above, our stock is traded on The Nasdaq Capital Market under the symbol “ALBT.” Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction (the “Minimum Price”).

We structured our Private Placement as an at-the -market private placement. In determining whether an offering is priced at-the-market under Nasdaq rules, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. Thus, in order to ensure that the Private Placement qualified as at-the-market private placement under Nasdaq Listing Rule 5635 due to the value attributable to the Warrants, the Warrants and the Placement Agent Warrants provide that they may not be exercised, and therefore have no value, until stockholder approval of their exercise is obtained.

The Board has determined that the ability to issue securities pursuant to the Warrants is in the best interests of the Company and its stockholders in order to comply with the terms of the Purchase Agreements and to receive the economic benefits of the Warrants upon exercise thereof.

Potential Consequences if Proposal 5 is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreements, as the Private Placement has already been completed and the Warrants and Placement Agent Warrants have already been issued.

The failure of our stockholders to approve this Proposal 5 will mean that: (i) we cannot permit the exercise of the Warrants and the Placement Agent Warrants and (ii) may incur substantial additional costs and expenses.

Each Warrant has an initial exercise price of $0.51 per share. Accordingly, we would realize an aggregate of up to approximately $6.5 million in gross proceeds if all the Warrants were exercised based on such value. In addition, each Placement Agent Warrant has an initial exercise price of $0.6375 per share. Accordingly, we would receive an aggregate of up to approximately $203,125 in gross proceeds if all the Placement Agent Warrants were exercised based on such value. If the Warrants and the Placement Agent Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Private Placement and the issuance of Warrants, we agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the shares underlying the Warrants. We are required to seek such approval until such time as none of the Warrants are outstanding which could result in us seeking such approval every 90 days for five years. The costs and expenses associated with seeking such approval could materially adversely impact our ability to execute our current business plan and fund our operations.

Potential Adverse Effects of the Approval of Proposal 5

If this Proposal 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of common stock upon exercise of the Warrants and the Placement Agent Warrants. Assuming the full exercise of the Warrants and the Placement Agent Warrants, an aggregate of 13,063,728 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Recommendation of our Board

Our Board recommends a vote “FOR” the approval of the issuance of the Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise thereof.

PROPOSAL 6

THE REVERSE STOCK SPLIT PROPOSAL

General

Our Board has adopted and is recommending that our stockholders approve an amendment to our Certificate of Incorporation to effect a reverse split of the issued shares of our common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after stockholder approval of the amendment and before June 9, 2027 without further approval or authorization of our stockholders. If our stockholders approve this proposal 6, the Board will have authority to give effect to the reverse stock split. However, notwithstanding stockholder approval of this proposal 6, the Board may elect not to proceed with the reverse stock split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. By voting in favor of this proposal 6, you are expressly also authorizing the Board to determine not to proceed with the reverse stock split in its sole discretion.

If the reverse stock split is implemented, at the effective time of the reverse split, the issued shares of our common stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will own one new share of our common stock for every two to 25 shares of common stock owned by such stockholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.

A copy of the proposed form of certificate of amendment to our Certificate of Incorporation to effect the reverse stock split is attached as Appendix D to this proxy statement.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days (the “Nasdaq Minimum Bid Price Requirement”). On April 15, 2026, we received a notification from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying us that we were not in compliance with the Nasdaq Minimum Bid Price Requirement.

Our primary reason for recommending the reverse stock split is based on our belief that the reverse stock split may be necessary to increase the bid price of our common stock to avoid being delisted from The Nasdaq Capital Market due to any non-compliance with the Nasdaq Bid Price Requirment. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the trading symbol “ALBT.” To maintain our listing, we must comply with the Nasdaq Bid Price Requirement.

While we currently have stockholder approval for a reverse stock split for the current Nasdaq Bid Price Requirement deficiency, the Board has considered the potential harm to the Company and our stockholders should we receive an additional deficiency notice with respect to the Nasdaq Minimum Bid Price Requirement and Nasdaq delists our common stock from The Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity and market price of our common stock because alternatives, such as the OTCQB and the Pink markets operated by the OTC Markets Group Inc., are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on such markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing the OTCQB or Pink markets, policies preventing them from trading in securities not listed on a national securities exchange, or other reasons. Delisting of our common stock from The Nasdaq Capital Market could also cause a loss of confidence of existing or potential industry partners, clients, vendors, lenders, and employees, which could further harm our business and our future prospects. The Board believes that the reverse stock split is a potentially effective means for us to maintain compliance with Nasdaq’s minimum bid price rule by producing the immediate effect of increasing the per share bid price of our common stock to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market.

In addition, the reverse stock split may make our common stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share bid price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the bid price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the bid price of our common stock will increase following the reverse stock split, that as a result of the reverse stock split we will be able to continue to satisfy Nasdaq’s minimum bid price rule, or that the bid price of our common stock will not decrease in the future. Additionally, we cannot assure you that the bid price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split, and a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Effects of the Reverse Stock Split

Generally

Based on 8,323,609 shares of our common stock issued as of the Record Date for the Meeting, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):

●	assuming a 2-for-1 reverse split ratio, we would have approximately 4,161,805 shares of common stock issued;

●	assuming a 12-for-1 reverse split ratio, we would have approximately 693,605 shares of common stock issued; and

●	assuming a 25-for-1 reverse split ratio, we would have approximately 332,945 shares of common stock issued.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split - Holders of Certificated Shares of Common Stock.”

Our common stock is currently registered under the Exchange Act and we are subject to the current and periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “ALBT” immediately following the reverse stock split, although it is likely that Nasdaq would temporarily add the letter “D” to the end of the trading symbol to indicate that the reverse stock split occurred.

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our common stock. Because the number of issued shares of our common stock will decrease if the reverse stock split is effected, the number of shares of our common stock remaining available for issuance will increase. Currently, the number of authorized shares of our common stock is 100,000,000. Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of our common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the per share par value of our common stock, which will remain at $0.0001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise or conversion price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.

Effect on Authorized Shares and Par Value of our Preferred Stock

The reverse stock split will not affect the authorized number or per share par value of our preferred stock. As of the Record Date, we have 3,077 shares of Series C Preferred Stock, par value $0.0001 per share, 5,000 shares of Series D Preferred Stock, par value $0.0001 per share, and 19,500 shares of Series E Preferred Stock outstanding.

Effect on our Equity Incentive Plans and Outstanding Awards

Pursuant to the terms of our Amended and Restated 2020 Plan and 2019 Plan (collectively, the “Plans”), the number of shares of common stock issuable upon exercise or vesting of all the then outstanding stock options, restricted stock units (“RSUs”), and other equity awards will be proportionately adjusted using the reverse stock split ratio approved by the Board for the reverse stock split, and rounded up or down to the nearest whole share. The number of shares then reserved for issuance under the Plans will also be reduced proportionately based upon the reverse stock split ratio approved by the Board. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the reverse stock split ratio approved by the Board such that upon an exercise, the aggregate exercise price payable by the option holder to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the reverse stock split, subject to the terms of such securities.

The following table contains approximate information, based on share information as of the Record Date, relating to our common stock based on potential reverse stock split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized for Issuance	Number of Shares of Common Stock Issued (1)	Number of Shares of Common Stock Reserved for Future Issuance (2)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	100,000,000	8,323,609	16.661,118	75,015,473
Post-Reverse Stock Split 1-for-2	100,000,000	4,161,805	8,330,559	87,507,736
Post-Reverse Stock Split 1-for-12	100,000,000	693,605	1,388,427	97,917,984
Post-Reverse Stock Split 1-for-25	100,000,000	332,945	660,444	99,006,617

(1)	The pre-reverse stock split number of shares issued is 8,323,609 shares.

(2)	The pre-reverse stock split number of shares of common stock reserved for future issuance is based on the following:

●	95,746 shares of our Common Stock issuable upon exercise of warrants, subject to vesting having a weighted average exercise price of $24.06 per share;

●	41,169 shares of our Common Stock issuable upon exercise of outstanding options under our 2019 Incentive Stock Plan and our Amended and Restated 2020 Stock Incentive Plan;

●	181,750 shares of our Common Stock reserved for issuance under our 2019 Incentive Stock Plan and our Amended and Restated 2020 Stock Incentive Plan

●	1,267,764 shares of our Common Stock issuable upon conversion of outstanding Series C Convertible Preferred Stock;

●	2,074,689 shares of our Common Stock issuable upon conversion of outstanding Series D Preferred Stock; and

●	13,000,000 shares of our Common Stock issuable upon conversion of outstanding Series E Preferred Stock;

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal 6, and if the Board determines that it is in our best interest and the best interests of our stockholders to implement the reverse stock split, we will file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to any take action to receive their shares of post-reverse stock split common stock (i.e., the exchange will be automatic).

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through a broker, bank, or other nominee in the same manner as shares held by stockholders of record. Brokers, banks, and other nominees will be instructed to effect the reverse stock split for beneficial owners holding our common stock in street name. However, these brokers, banks, and other nominees may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact the brokers, banks, or other nominees holding their shares.

Accounting Matters

The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Stockholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain “significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share in lieu of a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our common stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the reverse stock split (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a dividend or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the holding period for the common stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered for the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis in its shares by the amount of such excess to zero, and any such excess greater than the holder’s basis would be treated as capital gain. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend or as capital gain and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the reverse stock split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Recommendation of our Board

Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of common stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of any class of our outstanding voting securities;

●	each of the Company’s directors and director nominees;

●	each of the Company’s named executive officers; and

●	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or become exercisable and preferred stock that are currently convertible or become convertible within 60 days of March 30, 2026. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of the Record Date, including through the exercise of stock options and conversion of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as noted in the table footnotes.

Unless otherwise indicated, the business address for each beneficial owner listed is c/o Avalon GloboCare Corp. 4400 Route 9 South, Suite 3100, Freehold, NJ 07728

	Common Stock(1)			Series C Preferred Stock(2)		Series D Preferred Stock(3)		Series E Preferred Stock(4)
Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned(5)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(6)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(7)	Number of Shares Beneficially Owned		Percentage Beneficially Owned(8)	Combined Voting Power(1)
Directors and Named Executive Officers
Meng Li	36,334	(9)	*	-	-	-	-				*
Luisa Ingargiola	16,000	(10)	*	-	-	-	-				*
Wenzhao Lu	2,313,617	(11)	22.26%	-	-	5,000	100%			%	22.26%
Lourdes Felix	1,586	(12)	*	-	-	-	-				*
Steven A. Sanders	2,132	(13)	*	-	-	-	-				*
Michael Mathews	62,291	(14)	* %	-	-	-	-	1,364.84		7.0%	* %
David Jin, MD, PhD	103,000
All Executive Officers and Directors as a Group (7 persons)	2,535,014		24.19%	-	-	5,000	100%				24.19%
5% or Greater Stockholders:
Armistice Capital, Mater Fund Ltd (15)	923,817	(16)	9.99%								9.99%
Intracoastal Capital LLC (17)	490,197	(18)	5.89%								5.89%
Platinum Edge Limited (19)	437,162	(20)	4.99%	2,550	82.87%	-	-				4.99%
Mast Hill (21)	218,672	(22)	2.63%	527	17.13%	-	-				2.63%
Darin Myman	347,319	(23)	4.01%					7,611.58	(26)	39.03%	4.01%
Myseum, Inc.(24)	299,444	(25)	3.47%					6,561.71		33.65%	3.47%
Judaopta LLC (26)	59,945	(27)	*					1,532.82		7.86%	*
TimB94 LLC (28)	57,486	(29)	*					1,259.85		6.46%	*

*	Less than one percent.

(1)	Each share of common stock is entitled to one vote.

(2)	Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock (“Series C COD”), the Series C Preferred Stock has no voting power. Each share of Series C Preferred Stock is convertible into shares of common stock by dividing the Series C Stated Value ($1,000) by the Series C Conversion Price then in effect ($2.41 as of March 30, 2026), or approximately 415 shares. The Series C COD has a 4.99% beneficial ownership blocker.

(3)

Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock (the “Series D COD”), the Series D Preferred Stock has no voting power. Each share of Series D Preferred Stock is convertible into shares of common stock by dividing the Series D Preferred Stock Stated Value ($1,000) by the Series D Conversion Price then in effect ($2.41 as of March 30, 2026), or approximately 415 shares. The certificate of designation for the Series D COD has a 4.99% beneficial ownership blocker.

(4)	Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series E Preferred Stock (the “Series E COD”), the Series E Preferred Stock has no voting power. Each share of Series E Preferred Stock is convertible into shares of common stock by dividing the Series e Preferred Stock Stated Value ($1,000) by the Series E Conversion Price then in effect ($1.50 as of the Record Date), or approximately 667 shares. The Series E Preferred Stock is convertible starting May 12, 2026. The Series E COD has a 4.99% beneficial ownership blocker. Until shareholder approval, the Company may not issue more than 19.99% of the shares of common stock outstanding as of the original December 15, 2025 issuance date, or 889,876 shares and the allocated for each Series E Preferred Holders is equal to their percentage ownership of the Series E Preferred multiplied by the Exchange Cap (the “Exchange Cap Allocation”)

(5)	Percentages are based upon 8,323,609 shares of common stock outstanding as of March 30, 2026.

(6)	Percentages are based upon 3,077 shares of Series C Preferred Stock outstanding as of March 30, 2026.

(7)	Percentages are based upon 5,000 shares of Series D Preferred Stock outstanding as of March 30, 2026.

(8)	Percentages are based upon 19,500 shares of Series E Preferred Stock outstanding as of March 30, 2026.

(9)	Represents (i) 34,334 shares of common stock and (ii) options to purchase up to 2,000 shares of common stock.

(10)	Represents options to purchase up to 16,000 shares of common stock.

(11)	Represents (i) 221,286 shares of common stock held by Wenzhao Lu and (ii) 17,642 shares of common stock held by WLM Limited, a company controlled and wholly-owned by Wenzhao Lu. Also includes 2,074,689 shares of common stock issuable to Wenzhao Lu pursuant to an exchange agreement pursuant to which Wenzhao Lu will receive 2,074,689 shares of common stock in exchange for 5,000 shares of Series C Preferred Stock. As of the date hereof, the exchange has not yet occurred.

(12)	Represents options to purchase up to 1,586 shares of common stock.

(13)	Represents options to purchase up to 2,132 shares of common stock.

(14)	Represents 62,291 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock.

(15)	The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the Selling Stockholder from exercising that portion of the warrants that would result in the Selling Stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(16)	Includes 823,817 shares of common stock underlying presently exercisable pre-funded warrants. Excludes 16,723,242 shares of common stock underlying presently exercisable pre-funded warrants and common stock purchase warrants as the exercise of these warrants are subject to a beneficial ownership limitation of 4.99% and/or 9.99% of the Company’s outstanding shares of common stock

(17)	Mitchel P. Kopin is the investment manager of Intracoastal Capital LLC and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Intracoastal Capital LLC’s address is 2211A Lakeside Drive Bannockburn, IL 60015.

(18)	Includes 490,197 shares of common stock. Excludes 980,394 shares of common stock underlying presently exercisable common stock purchase warrants as the exercise of these warrants are subject to a beneficial ownership limitation of 4.99% of the Company’s outstanding shares of common stock

(19)

Tiong Hua Ting is the Director of Platinum Edge Limited and in such capacity has the right to vote and dispose of the securities held by Platinum Edge Limited. The address of Platinum Edge Limited is Block 16 Kallang Place #01-16/18, Singapore 339156.

(20)	Includes 437,162 shares of common stock underlying 1,053.56 shares of presently convertible Series C Preferred Stock. Exlcudes 620,923 shares of common stock underlying 1,496.44 shares of Series C Preferred Stock due to a beneficial ownership limitation of 4.99% in the Series C COD.

(21)	Patrick Hassani is the Chief Investment Officer of Mast Hill and in such capacity has the right to vote and dispose of the securities held by Mast Hill. The address of Mast Hill is 150 Grossman Drive, Suite 205, Braintree, MA 02184.

(22)	Includes 218,672 shares of common stock underlying 527 shares of presently convertible shares of Series C Preferred Stock

(23)

Represents 299,444 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock held by Myseum, Inc., an entity that Darin Myman is the Chief Executive Officer and President of and in such capacity has the right to vote and dispose of the securities held by such entity, and (ii) 47,485 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock held by Mr. Myman directly. The address is c/o Myseum Inc., 65 Church Street, Suite 230, New Brunswick, NJ 08901

(24)	Darin Myman is the Chief Executive Officer and President of Myseum Inc. and in such capacity has the right to vote and dispose of the securities held by such entity. The address is c/o Myseum Inc., 65 Church Street, Suite 230, New Brunswick, NJ 08901

(25)	Represents 299,444 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock

(26)	David Tabakhov is the natural person with voting and dispositive power over the shares held by the Judaopta, LLC. The address is for Judaopta LLC is 160 Woodbine Avenue, Merrick NY 11566.

(27)	Represents 59,945 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock.

(28)	Eric Weisblum is the natural person with voting and dispositive power over the shares held by the TimB94LLC, LLC. The address is for TimB94 LLC is 320 Central Ave, #348, Sarasota, FL 32436.

(29)	Represents 57,486 shares of common stock representing the Exchange Cap Allocation with respect to shares of Series E Preferred Stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information with respect to our 2019 Plan, and Amended and Restated 2020 Plan under which equity compensation was authorized as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders:
Amended and Restated 2020 Plan	61,427	(1)	$47.82	(2)	175,537
2019 Plan	27,120	(3)	$275.44	(2)	6,213
Total	88,547		$147.21		181,750
Equity compensation plans not approved by security holders	-		$-		-
Total	88,547		$147.21		181,750

(1)	Includes 34,579 shares of our common stock issuable upon exercise of outstanding options and 26,848 shares of our common stock issuable pursuant to outstanding restricted stock units.

(2)	The weighted average exercise price does not take into account the shares issuable pursuant to outstanding restricted stock units, which have no exercise price.

(3)	Includes 26,800 shares of our common stock issuable upon exercise of outstanding options and 320 shares of our common stock issuable pursuant to outstanding restricted stock units.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Registered Stockholders

If you are a registered stockholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (732) 780-4400 or by mail at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2025 Annual Report, proxy statement, or Notice to a stockholder at a shared address to which a single copy of the documents was delivered.

If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered stockholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our 2025 Annual Report which includes our audited financial statements. We have filed the 2025 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.avalon-globocare.com. In addition, upon written request to the Company’s Corporate Secretary at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728, we will mail a paper copy of our 2025 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the 2026 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the proxy card.

APPENDIX A

AVALON GLOBOCARE CORP.

2026 STOCK INCENTIVE Plan

1.	Establishment and Purpose

1.1 The purpose of the Avalon GloboCare Corp. 2026 Stock Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2.	Definitions

Capitalized terms used and not otherwise defined in this Plan or in any Award Agreement have the following meanings:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means a Participant’s (i) indictment for, or conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes or is reasonably likely to result in the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ business, operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Participant’s employment or other service, or conduct of a Participant, in connection with Participant’s employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any Affiliate; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) acts of willful misconduct on the part of a Participant in the course Participant’s employment or service that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Affiliate, (v) willful neglect in the performance of a Participant’s duties for the Company or any Affiliate, or the refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within ten (10) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within ten (10) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, non-solicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity Controlling, Controlled by or under common Control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company), except for any Person who becomes the beneficial owner in connection with a merger, consolidation, reorganization of the Company or similar transaction, with any other corporation or entity, immediately following which transaction, the individuals who comprise the Board immediately prior thereto, constitute at least a majority of the Board of the surviving entity; or

(ii) any consolidation, reorganization, merger or similar transaction of the Company where the stockholders of the Company, immediately prior to the consolidation, reorganization, merger or similar transaction, would not, immediately after the consolidation, reorganization, merger or similar transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death or disability to constitute at least a majority of the members of the Board or equivalent governing body; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; or

(iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code. The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. Each member of the committee shall be an independent director in accordance with the rules of any stock exchange on which the shares of Common Stock are listed. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

2.11 “Company” means Avalon GloboCare Corp., a Delaware corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.

2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by”, “Controlling” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation or in the case of any Participant who, as of the date of determination, is a party to an employment, consulting or other similar services agreement with the Company or any Affiliate that employs such Participant that specifically defines “disability”, then “Disability” shall have the meaning specified in such agreement.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant (including any former employee serving as a consultant), advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower Exercise Prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Committee will determine the terms and conditions of any Exchange Program in its sole discretion.

2.20 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation. Notwithstanding the foregoing, solely for purposes of determining the exercise price of any grant of a Stock Option or the base price of any grant of a Stock Appreciation Right, in lieu of the determination of Fair Market Value under clauses (i) and (ii) above, the Committee may in its discretion base Fair Market Value on the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions of the Common Stock as reported by the exchange or market on which the Common Stock is traded. In addition, the determination of Fair Market Value also may be made using any other method permitted under Treasury Regulation section 1.409A-1(b)(5)(iv).

2.21 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.22 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.23 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.24 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.25 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.26 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.27 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.28 “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”.

2.29 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.30 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.31 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.32 “Plan” means this Avalon GloboCare Corp. 2026 Stock Incentive Plan, as it may be amended from time to time.

2.33 “Reporting Person” means an officer, director or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.34 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.35 “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36 “Securities Act” means the Securities Act of 1933, as amended.

2.37 “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.39 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.	Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the circumstances under which an Award may be settled (including the settlement in cash, shares of Common Stock, other Awards or property), the time or times at which an Award will become vested, exercisable or payable, the performance criteria (including the satisfaction thereof), performance goals and other conditions of an Award (including the methodology for determining if the performance criteria have been met), the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right, and/or to institute and determine the terms and conditions of an Exchange Program; provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent (for purposes of the foregoing, any action that causes an Incentive Stock Option to be treated as a Nonqualified Stock Option shall not be considered to have adversely affected a Participant’s rights). The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement and to determine the methodology for calculating performance criteria with respect to Awards granted under the Plan and to determine whether such performance criteria have been satisfied. With respect to all matters related to the Plan and awards, all decisions of the Committee shall be final, conclusive, and binding upon all parties, including the Company, the stockholders and the Participants. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.	Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Sections 4.1(b) and 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be two million (2,000,000) shares.

(b) The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first day of each fiscal year of the Company commencing immediately following the Effective Date and on the first day of each fiscal year of the Company thereafter (each an “Annual Adjustment Date”) until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to five percent (5.0%) of the total number of shares of Common Stock outstanding on the business day immediately preceding the applicable Annual Adjustment Date (calculated on a fully-diluted and as-converted basis). Notwithstanding the foregoing, the Board may act prior to each Annual Adjustment Date to provide that there shall be no increase in the share reserve upon such Annual Adjustment Date or that the increase in the share reserve for the Annual Adjustment Date shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(c) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares of Common Stock reserved under Section 4.1(a).

(d) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1 as one share of Common Stock for every share of Common Stock subject thereto, regardless of the number of shares of Common Stock actually issued to settle the Stock Option or Stock Appreciation Right upon exercise. To the extent that any Award payable in shares of Common Stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Awards settled in cash shall not count against the foregoing maximum share limitation. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or SAR or in payment with respect to any other form of Award, but are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

4.2 Outside Director Limitation. Subject to adjustment as provided in Section 4.3, the grant date fair value (determined under U.S. generally accepted accounting principles) of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $500,000; provided that in the case of a new Outside Director, such amount shall be increased to $750,000 for the initial year of the Outside Director’s term.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, (v) the limits set forth in Section 4.2, and (vi) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

4.4 Inducement Awards; Mergers or Acquisitions. Shares of Common Stock may be issued as inducement awards and/or in connection with a merger or acquisition as permitted by NYSE Listed Company Manual Section 303A.08 or other applicable rule, and such issuance will not reduce the number of shares of Common Stock available for issuance under the Plan.

5.	Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6.	Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2 Exercise Price. The exercise price per share of a Stock Option shall be such price as is determined by the Committee and set forth in the Award Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option, except as provided by Section 6.6(d), the per share exercise price shall be no less than 100% of the Fair Market Value on the date of grant (unless granted to a 10% shareholder, in which case the per share exercise price shall be no less than 110% of the Fair Market Value on the date of grant); and

(ii) In the case of a Nonqualified Stock Option, the per share exercise price shall be such price as is determined by the Administrator, provided that, if the per share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code.

6.3 Vesting of Stock Options. The Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time, but not beyond the expiration of the term of the Award, including, but not limited to, when a Participant’s Continuous Service with the Company is terminated as a result of Disability or death. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options. For avoidance of doubt, no dividends or dividend equivalents shall be payable with respect to Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one (1) year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one (1) year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may, in its sole discretion, permit and/or (v) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable. The Committee may, in its discretion, require that shares of Common Stock acquired as a result of the exercise of a Stock Option be subject to such holding period restrictions as the Committee deems appropriate.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits. No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders. If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d) Termination of Employment. An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.	Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time. For avoidance of doubt, no dividends or dividend equivalents shall be payable with respect to Stock Appreciation Rights.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant, provided, that if the Stock Appreciation Right exercise period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy or Company-imposed blackout period, then the Stock Appreciation Right exercise period shall be automatically extended until the earlier of (i) the thirtieth (30th) day following the expiration of such prohibition, and (ii) the expiration of the original Stock Appreciation Right exercise period. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount; provided, however, that the Committee may, in its discretion, require that shares of Common Stock acquired as a result of the exercise of a Stock Appreciation Right be subject to such holding period restrictions as the Committee deems appropriate.

8.	Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.	Restricted Stock Unit Awards

9.1 Grant of Restricted Stock Unit Awards. A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion. If any dividend equivalents are paid while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee may, in its sole discretion, provide in the Award Agreement for such dividend equivalents to immediately be paid to the Participant holding such Restricted Stock Unit Award or pay such dividend equivalents subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.

9.2 Vesting of Restricted Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3 Payment of Restricted Stock Unit Awards. A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two-and-a-half (2 ½) months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount; provided, however, that the Committee may, in its discretion, require that shares of Common Stock acquired as a result of the settlement of a Restricted Stock Unit Award be subject to such holding period restrictions as the Committee deems appropriate.

10.	Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its sole discretion.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.	Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award. For avoidance of doubt, no dividends or dividend equivalents shall be payable with respect to Performance Units.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two-and-a-half (2 ½) months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.	Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13.	Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14.	Change in Control

14.1 Effect of a Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, (iii) acknowledge the Company’s clawback rights with respect to the Award, and (iv) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

15.	General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable, the clawback rights of the Company with respect to the Award, and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition (as permitted by applicable law), confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, the “clawback” policy adopted by the Company and any and all amendments thereto, or as is otherwise required by applicable law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

16.	Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six (6) months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation, or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of New Jersey, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

17.	Effective Date, Amendment and Termination

17.1 Effective Date. The Plan shall be effective upon adoption by the Board, provided that the Plan, provided that any Awards made under the Plan shall be subject to approval of the Plan by the requisite percentage of the holders of the Common Stock of the Company.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. For purposes of clause (a) above, no modification or amendment of an Incentive Stock Option shall be considered to materially and adversely affect the rights of a Participant solely because such modification or amendment causes an Incentive Stock Option to become a Nonqualified Stock Option or to be considered granted as of the date of such modification or amendment pursuant to Section 424 of the Code and Treasury Regulations Section 1.424-1(e). The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: April 2, 2026

INITIAL STOCKHOLDER APPROVAL: _________________, 2026

APPENDIX B

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SERIES [A-1][A-2] COMMON STOCK PURCHASE WARRANT

Avalon GloboCare Corp.

Warrant Shares: _______	Issue Date: February 26, 2026

THIS SERIES [A-1][A-2] COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the date that is the ____1 anniversary of the Initial Exercise Date provided that, if such date is not a Trading Day, the date that is the immediately following Trading Day (the “Termination Date”) but not thereafter, to subscribe for and purchase from Avalon GloboCare Corp., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated February 26, 2026, among the Company and the purchasers signatory thereto.

1 Series A-1 Warrant: insert “five (5) year”

Series A-2 Warrant: insert “eighteen (18) month”

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable following the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise on the Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.51, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) within two (2) hours of the time of the Holder’s delivery of the Notice of Exercise pursuant to Section 2(a) hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section 2(a) hereof after two (2) hours following the close of “regular trading hours” on such Trading Day;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTCQB or the OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d)	Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”), provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%][9.99%] of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to 100%, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. Other than Section 2(e) above and this Section 5(l), which may not be amended, modified or waived, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Avalon GloboCare Corp.

By:
Name:
Title:

NOTICE OF EXERCISE

To: Avalon GloboCare Corp.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:

Phone Number:	(Please Print)

Email Address:

Dated: _______________ __, ______

Holder’s Signature: _______________________

Holder’s Address: _______________________

APPENDIX C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PLACEMENT AGENT COMMON STOCK PURCHASE WARRANT

Avalon GloboCare Corp.

Warrant Shares: _______	Issue Date: February 26, 2026

THIS PLACEMENT AGENT COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the date that is the five (5) year anniversary of the Initial Exercise Date provided that, if such date is not a Trading Day, the date that is the immediately following Trading Day (the “Termination Date”) but not thereafter, to subscribe for and purchase from Avalon GloboCare Corp., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant is being issued pursuant to that certain Engagement Agreement between the Company and H.C. Wainwright & Co., LLC, dated as of February 26, 2026.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated February 26, 2026, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable following the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise on the Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.6375, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) within two (2) hours of the time of the Holder’s delivery of the Notice of Exercise pursuant to Section 2(a) hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section 2(a) hereof after two (2) hours following the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTCQB or the OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”), provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to 100%, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall act as the warrant agent to the Holder.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof for the benefit of the Holder. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Holder shall have the right to request at any time the issuance of an ink-original warrant evidencing the ownership of this Warrant to such Holder, which shall be dated the Issue Date and delivered to the address specified by the Holder within one (1) Trading Day upon request.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provides to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the transfer of this Warrant does not require registration under the Securities Act.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered to the address of the Holder in the Warrant Register.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. Other than Section 2(e) above and this Section 5(l), which may not be amended, modified or waived, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Electronic Signatures. Electronically scanned and transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Avalon GloboCare Corp.

By:
Name:
Title:

NOTICE OF EXERCISE

To: Avalon GloboCare Corp.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature: _______________________

Holder’s Address: _______________________

APPENDIX D

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF AVALON GLOBOCARE CORP.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Avalon GloboCare Corp. (the “Corporation”), a corporation existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on April 24, 2018, as amended by the Certificate of Amendment thereto filed with the Secretary of State on December 19, 2022, and by the Certificate of Amendment thereto filed with the Secretary of State on October 23, 2024 (as amended to date, the “Certificate of Incorporation”).

SECOND: The Certificate of Incorporation is hereby amended by amending and restating Article IV, Section C as follows:

“C. REVERSE STOCK SPLIT

Upon the effectiveness of the amendment to the Certificate of Incorporation adding this paragraph thereto (the “Effective Time”), each [      ] shares of outstanding Common Stock, par value $0.0001 per share (“Old Common Stock”), of the Corporation issued and outstanding immediately prior to the Effective Time shall be, without any action of the holder thereof, automatically combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share (the “New Common Stock”) of the Corporation (the “Reverse Split”). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined. No fractional shares of Common Stock will be issued as a result of the Reverse Split. In the event the Reverse Split leaves a stockholder with a fraction of a share, the number of shares due to the stockholder shall be rounded up.”

THIRD: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ___ day of ___________, 202_.

Avalon GloboCare Corp.

By:
Name:
Title:

D-1

SCAN TO
VIEW MATERIALS & VOTE

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALBT2026**

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V91866-[TBD]

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AVALON GLOBOCARE CORP.

1. Election of directors to be elected for terms expiring in 2027:

Nominees:	**For**	**Withhold**
1a. Wenzhao "Daniel" Lu	☐	☐
1b. Lourdes Felix	☐	☐
1c. Steven A. Sanders	☐	☐
1d. Michael Mathews	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

AVALON LEBOCARE CONF SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting-Goto www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting namuctions and for electronic delivery of information up untë 11:59 pm. Eattern Time on June 8, 2026. Have your proxy card in hand when you acorts the web site and follow the instructions to obtan your records and to mate an electronic vobing instruction form During The Meting-Go to www.virtualshamholdemeeting. You may attend the meeting via the Internet and vote during the meeting. Have the information that is pointed in the box marked by the arrow available and follow the instructions VOTE BY PHONE-1-800-690-6903 Uhe any touch-tone telephone to transmit your voong instructions up until 11:59 pm Eastem Time on June 8, 2006. Have your proxy card in hand when you call and then follow the instructio VOTE BY MAIL Mark, sign and date your proxy card and retum in the postage-paid envelope we haver provided or retum it to Vote Procensing, clo Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91866-(TBD) KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY AVALON GLOBOCARE CORP THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote "FOR" the election of the named nominees as directors: Blection of directions to be elected for tamms expring in 2027 Nominees: For Withhold fa Winghao "Daniel" ш 0 0 5 10 Loades fel 0 0 1. Steven A Sanders 0 0 10. Miduel Matheves 0 0 The Board of Directors recommends you vote "FOR" the following propotah: 2. Ratification of the appointment of MBK CRAS, PLLC as the company's independent registered public accounting firm for the fiscal year ending December 31, 2026 0 0 0 Approval of the Awton GloboCare Corg 2026 Omnibus Equity Incentive Plan 0 0 0 Approval, on an advisory basis, of the 2025 compensation of the company's named executive officers 0 0 0 For Against Abstain 000 Approval for the purposes of complying with Nandag Liting Huân 5635d the nuance of Senes warrants to purchase up to 6,372,550 shares of common stock, fie the asuance of Series A-2 warrants to purchase up to 6,372,550 shares of common stock, the issuance of warrants to purchase up to 318,628 shares of common stock issued to the company's placement agent and the shares of common stock suable upon the concise of the warrants all insed in connection with the company's private placement that dosed on February 27, 2026 00 0 For Against Abstain Approval to give the company's board of directors the authony its decetion, to file a certificate of amendment to its amended and restated certificate of incorporation, as amended the "Certificate of Incorporation), to effect a reverse stock split of the company sed common stod at a rabo that is not liss than 1-fo and not greater than 1-for-25, without reducing the authorized number of shares of its common stock, with the exact ratio to be selected by our board of directors in its decretion and to be effected, at all, in the sole discretion of its board of directors at any time following stockholder approval of the amendment to the Certificate of Incorporation and before June 9, 2027 without further approval authbration of stockholders NOTE: Such other business as may properly come before the meeting or any adjournment thereot Please sign exactly as your name's appearts) hemon. When sajning as attomes executor, administrator, or other fiduciary, please give full title as such Joint owners should nach sig personally. All holders must sign, If a corporation or partnership, plerate agn is full corporate or partnership name by authorized officer Signature PLEASE SIGN WITHIN BOX) Date Signature Goint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com V91867-(TBD) Avalon GloboCare Corp. PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 9, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Luisa Ingargiola and Meng Li or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint her substitute, to represent and to vote all the shares of the common stock of Avalon GloboCare Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 9, 2026 at 9:00 a.m., Eastern Time, and any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof. The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ALBT2026. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side